Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q09

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Summary	6
Regional Consumer Banking	7 - 8
North America	9 - 10
EMEA	11 - 12
Latin America	13 - 14
Asia	15 - 16
Institutional Clients Group (ICG)	17
Securities and Banking	18
Transaction Services	19

Citi Holdings

Income Statement and Balance Sheet Summary	20
Brokerage and Asset Management	21
Local Consumer Lending	22 - 24
Special Asset Pool	25

Citigroup Supplemental Detail
Average Balances and Interest Rates	26
Deposits	27
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios
90+ Days	28
30-89 Days	29
Allowance for Credit Losses
Total Citigroup	30
Consumer and Corporate	31
Components of Provision for Loan Losses
Citicorp	32
Citi Holdings / Total Citigroup	33
Non-Accrual Assets
Total Citigroup	34
Citicorp	35
Citi Holdings	36

Reconciliation of Non-GAAP Financial Measures	37 - 40

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

												4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q		2Q	3Q		4Q		4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009		2009	2009		2009		(Decrease)	2008	2009	(Decrease)

Total Revenues, Net of Interest Expense	$12,157	$17,538	$16,258	$5,646	$24,521		$29,969	$20,390		$5,405		(4)%	$51,599	$80,285	56%
Total Operating Expenses	15,377	15,214	14,007	24,642	11,685		11,999	11,824		12,314		(50)%	69,240	47,822	(31)%
Provision for Credit Losses and for Benefits and Claims	5,852	7,100	9,067	12,695	10,307		12,676	9,095		8,184		(36)%	34,714	40,262	16%
Income (Loss) from Continuing Operations before Income Taxes	(9,072)	(4,776)	(6,816)	(31,691)	2,529		5,294	(529)		(15,093)		52%	(52,355)	(7,799)	85%
Income Taxes	(3,886)	(2,447)	(3,295)	(10,698)	835		907	(1,122)		(7,353)		31%	(20,326)	(6,733)	67%
Income (Loss) from Continuing Operations	$(5,186)	$(2,329)	$(3,521)	$(20,993)	$1,694		$4,387	$593		$(7,740)		63%	$(32,029)	$(1,066)	97%
Income (Loss) from Discontinued Operations, net of Taxes	59	(94)	613	3,424	(117)		(142)	(418)		232		(93)%	4,002	(445)	NM
Net Income (Loss) before Attribution of Noncontrolling Interests	(5,127)	(2,423)	(2,908)	(17,569)	1,577		4,245	175		(7,508)		57%	(28,027)	(1,511)	95%
Net Income (Loss) Attributable to Noncontrolling Interests	(16)	72	(93)	(306)	(16)		(34)	74		71		NM	(343)	95	NM
Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593		$4,279	$101		$(7,579)		56%	$(27,684)	$(1,606)	94%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations (1)	$(1.04)	$(0.53)	$(0.72)	$(4.04)	$(0.16)		$0.51	$(0.23)		$(0.34)		92%	$(6.37)	$(0.76)	88%
Citigroup’s Net Income (Loss) (1)	$(1.03)	$(0.55)	$(0.61)	$(3.40)	$(0.18)		$0.49	$(0.27)		$(0.33)		90%	$(5.61)	$(0.80)	86%

Shares (in millions):
Average Basic	5,085.6	5,287.4	5,341.8	5,346.9	5,385.0		5,399.5	12,104.3		23,384.4		NM	5,265.4	11,568.3	NM
Average Diluted	5,575.7	5,776.8	5,831.1	5,892.2	5,953.3		5,967.8	12,216.0		24,260.0		NM	5,769.0	12,099.3	NM
Common Shares Outstanding, at period end	5,249.8	5,445.4	5,449.5	5,450.1	5,512.8		5,507.7	22,863.9		28,483.3		NM

Preferred Dividends - Basic (in millions)	$83	$361	$389	$899	$1,274		$1,549	$288		$—			$1,732	$3,111
Preferred Dividends - Diluted (in millions)	$17	$91	$119	$628	$1,004		$1,279	$288		$—			$855	$2,571

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations (1)	$(5,253)	$(2,762)	$(3,817)	$(21,586)	$(849	)(2)	$2,872	$(2,824	)(2)	$(7,998	)(2)	63%	$(33,418)	$(8,799)	74%
Citigroup’s Net Income (Loss) (1)	$(5,194)	$(2,856)	$(3,204)	$(18,162)	$(966	)(2)	$2,730	$(3,242	)(2)	$(7,766	)(2)	57%	$(29,416)	$(9,244)	69%

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations (1)	$(5,187)	$(2,492)	$(3,547)	$(21,315)	$(579	)(2)	$3,142	$(2,824	)(2)	$(7,998	)(2)	62%	$(32,541)	$(8,259)	75%
Citigroup’s Net Income (Loss) (1)	$(5,128)	$(2,586)	$(2,934)	$(17,891)	$(696	)(2)	$3,000	$(3,242	)(2)	$(7,766	)(2)	57%	$(28,539)	$(8,704)	70%

Financial Ratios:
Tier 1 Capital Ratio	7.74%	8.74%	8.19%	11.92%	11.92%		12.74%	12.76%		11.7%
Total Capital Ratio	11.22%	12.29%	11.68%	15.70%	15.61%		16.62%	16.58%		15.3%
Leverage Ratio	4.39%	5.04%	4.70%	6.08%	6.60%		6.92%	6.87%		6.8	%*
Return on Common Equity	(18.6)%	(10.4)%	(12.2)%	(85.3)%	(5.6)%		14.8%	(12.2)%		(21.6	)%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,199.7	$2,100.4	$2,050.1	$1,938.5	$1,822.6		$1,848.5	$1,888.6		$1,856.2	*	(4)%
Trading Account Assets	578.4	505.4	457.5	377.6	335.2		325.0	340.7		342.8	*	(9)%
Total Loans	789.8	746.8	717.0	694.2	657.3		641.7	622.2		591.5	*	(15)%
Total Deposits	831.2	803.6	780.3	774.2	762.7		804.7	832.6		835.9	*	8%
Common Equity	108.7	109.0	98.6	71.0	69.7		78.0	140.5		152.4	*	NM
Citigroup’s Stockholders’ Equity	128.1	136.4	126.1	141.6	143.9		152.3	140.8		152.7	*	8%
Equity and Trust Securities	152.2	160.2	149.9	165.7	168.6		176.5	175.4		172.0	*	4%
Book Value Per Share	$20.70	$20.01	$18.10	$13.02	$12.64		$14.16	$6.15		$5.35	*	(59)%
Tangible Book Value Per Share (3)	$9.92	$9.69	$8.38	$5.70	$5.61		$7.26	$4.47		$4.15	*	(27)%

Direct Staff (in thousands)	369	363	352	323	309		279	276		265	*	(18)%

(1)          The Company adopted FSP EITF 03-6-1 on January 1, 2009.  All prior periods have been restated to conform to the current presentation.  The Diluted EPS calculation for all periods in 2008, and the first, third and fourth quarters in 2009, utilize Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(2)          The first quarter of 2009 Income available to common shareholders includes a reduction of $1.285 billion related to the conversion price reset (triggered on January 23, 2009) pursuant to Citigroup’s prior agreement with the purchasers of the $12.5 billion convertible preferred stock issued in a private offering in January 2008, the conversion price was reset from $31.62 per share to $26.35 per share.  There was no impact to net income, total stockholders’ equity or capital ratios due to the reset. However, the reset resulted in a reclassification from Retained earnings to Additional paid-in capital of $1.285 billion and a reduction in Income available to common shareholders of $1.285 billion. Income available to common shareholders for the fourth quarter of 2008, first quarter of 2009, second quarter of 2009 and third quarter of 2009 includes a reduction of $ 37 million, $53 million, $54 million and $16 million, respectively, related to the preferred stock Series H quarterly discount accretion.  Income available to common shareholders for the third quarter and fourth quarter of 2009 includes a reduction of $ 3.1 billion and $187 million, respectively, related to the Public and Private Exchange Offers.

(3)          Tangible Book Value per Share is a Non-GAAP financial measure.  See page 40 for a reconciliation of this measure to its most comparable GAAP measure.

*   Preliminary

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Interest revenue	$29,161	$27,337	$26,130	$23,871	$20,583	$19,671	$18,678	$17,703	(26)%	$106,499	$76,635	(28)%
Interest expense	16,073	13,351	12,726	10,600	7,657	6,842	6,680	6,542	(38)%	52,750	27,721	(47)%
Net interest revenue	13,088	13,986	13,404	13,271	12,926	12,829	11,998	11,161	(16)%	53,749	48,914	(9)%

Commissions and fees	1,341	5,799	3,208	18	4,168	5,437	3,218	4,293	NM	10,366	17,116	65%
Principal transactions	(6,632)	(5,802)	(3,013)	(7,154)	3,670	433	1,660	(1,831)	74%	(22,601)	3,932	NM
Administrative and other fiduciary fees	2,201	2,197	2,081	1,743	1,606	1,472	1,085	1,032	(41)%	8,222	5,195	(37)%
Realized gains (losses) on investments	(119)	(139)	(605)	(1,198)	9	(160)	(285)	(435)	64%	(2,061)	(871)	58%
Insurance premiums	843	847	823	708	755	745	763	757	7%	3,221	3,020	(6)%
Other revenue (1)	1,435	650	360	(1,742)	1,387	9,213	1,951	(9,572)	NM	703	2,979	NM
Total non-interest revenues	(931)	3,552	2,854	(7,625)	11,595	17,140	8,392	(5,756)	25%	(2,150)	31,371	NM
Total revenues, net of interest expense	12,157	17,538	16,258	5,646	24,521	29,969	20,390	5,405	(4)%	51,599	80,285	56%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses (NCLs)	3,638	4,310	4,920	6,143	7,282	8,355	7,969	7,135	16%	19,011	30,741	62%
Net build / (Release)	1,939	2,673	4,023	6,028	2,633	3,878	802	706	(88)%	14,663	8,019	(45)%
Provision for loan losses	5,577	6,983	8,943	12,171	9,915	12,233	8,771	7,841	(36)%	33,674	38,760	15%
Policyholder benefits and claims	275	260	274	594	332	308	324	294	(51)%	1,403	1,258	(10)%
Provision for unfunded lending commitments	—	(143)	(150)	(70)	60	135	—	49	NM	(363)	244	NM
Total provisions for credit losses and for benefits and claims	5,852	7,100	9,067	12,695	10,307	12,676	9,095	8,184	(36)%	34,714	40,262	16%

Operating Expenses
Compensation and benefits	8,562	8,692	7,544	6,298	6,235	6,359	6,136	6,257	(1)%	31,096	24,987	(20)%
Premises and Equipment	1,294	1,347	1,342	1,334	1,083	1,091	1,035	1,130	(15)%	5,317	4,339	(18)%
Technology / communication expense	1,500	1,519	1,515	1,459	1,142	1,154	1,114	1,163	(20)%	5,993	4,573	(24)%
Advertising and marketing expense	601	616	496	475	334	351	317	413	(13)%	2,188	1,415	(35)%
Restructuring-related items	15	(44)	8	1,571	(13)	(32)	(34)	(34)	NM	1,550	(113)	NM
Other operating	3,405	3,084	3,102	13,505	2,904	3,076	3,256	3,385	(75)%	23,096	12,621	(45)%
Total operating expenses	15,377	15,214	14,007	24,642	11,685	11,999	11,824	12,314	(50)%	69,240	47,822	(31)%

Income (Loss) from Continuing Operations before Income Taxes	(9,072)	(4,776)	(6,816)	(31,691)	2,529	5,294	(529)	(15,093)	52%	(52,355)	(7,799)	85%
Provision (benefits) for income taxes	(3,886)	(2,447)	(3,295)	(10,698)	835	907	(1,122)	(7,353)	31%	(20,326)	(6,733)	67%

Income (Loss) from Continuing Operations	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	593	(7,740)	63%	(32,029)	(1,066)	97%

Discontinued Operations (2)
Income (Loss) from Discontinued Operations	54	337	507	(114)	(152)	(279)	(204)	(18)		784	(653)
Gain (Loss) on Sale	—	(517)	9	3,647	(12)	14	—	100		3,139	102
Provision (benefits) for income taxes	(5)	(86)	(97)	109	(47)	(123)	214	(150)		(79)	(106)
Income (Loss) from Discontinued Operations, net	59	(94)	613	3,424	(117)	(142)	(418)	232	(93)%	4,002	(445)	NM

Net Income (Loss) before attribution of Minority Interests	(5,127)	(2,423)	(2,908)	(17,569)	1,577	4,245	175	(7,508)	57%	(28,027)	(1,511)	95%

Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(16)	72	(93)	(306)	(16)	(34)	74	71	NM	(343)	95	NM
Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	$101	$(7,579)	56%	$(27,684)	$(1,606)	94%

(1)          Other revenue for the second quarter of 2009 includes $11.1 billion ($6.7 billion after-tax) related to the sale of Smith Barney and establishment of the Joint Venture with Morgan Stanley.  Other revenue for the fourth quarter of 2009 includes $10.1 billion loss ($6.2 billion after-tax) related to the Company’s debt extinguishment in connection with the repayment of TARP and exit from of the U.S. Government Loss-sharing Agreement.

(2)   Discontinued Operations includes:

a)      The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)      The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

c)      The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

									December 31, 2009
									vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31, 2008
	2008	2008	2008	2008	2009	2009	2009	2009 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$30,837	$44,824	$63,026	$29,253	$31,063	$26,915	$26,482	$25,472	(13)%
Deposits with banks	73,318	67,945	78,670	170,331	159,503	182,577	217,730	167,414	(2)%
Fed funds sold and securities borr’d or purch under agree. to resell	239,006	220,169	225,409	184,133	179,603	179,503	197,357	222,022	21%
Brokerage receivables	65,653	62,492	80,532	44,278	43,329	34,598	34,667	33,634	(24)%
Trading account assets	578,437	505,439	457,462	377,635	335,222	325,037	340,697	342,773	(9)%
Investments
Available-for-sale and non-marketable equity securities	204,154	232,527	205,730	191,561	178,046	207,135	206,074	254,592	33%
Held-to-maturity	1	1	1	64,459	60,760	59,622	55,816	51,527	(20)%
Total Investments	204,155	232,528	205,731	256,020	238,806	266,757	261,890	306,119	20%
Loans, net of unearned income
Consumer	551,405	525,069	498,349	481,387	453,963	447,652	441,491	424,057	(12)%
Corporate	238,438	221,721	218,606	212,829	203,329	194,038	180,720	167,447	(21)%
Loans, net of unearned income	789,843	746,790	716,955	694,216	657,292	641,690	622,211	591,504	(15)%
Allowance for loan losses	(18,257)	(20,777)	(24,005)	(29,616)	(31,703)	(35,940)	(36,416)	(36,033)	22%
Total loans, net	771,586	726,013	692,950	664,600	625,589	605,750	585,795	555,471	(16)%
Goodwill	43,471	42,386	39,662	27,132	26,410	25,578	25,423	25,392	(6)%
Intangible assets (other than MSR’s)	16,229	15,608	15,118	14,159	13,612	10,098	8,957	8,714	(38)%
Mortgage servicing rights (MSR’s)	7,716	8,934	8,346	5,657	5,481	6,770	6,228	6,530	15%
Other assets	169,289	161,101	164,598	165,272	163,960	165,538	159,769	162,623	(2)%
Assets related to discontinued operations held for sale	—	12,946	18,627	—	—	19,412	23,604	—	—
Total assets	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,848,533	$1,888,599	$1,856,164	(4)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$38,683	$43,754	$55,222	$55,485	$78,008	$77,180	$77,460	$71,325	29%
Interest-bearing deposits in U.S. offices	231,381	216,798	221,895	234,491	219,910	234,250	244,856	232,093	(1)%
Total U.S. Deposits	270,064	260,552	277,117	289,976	297,918	311,430	322,316	303,418	5%
Non-interest-bearing deposits in offices outside the U.S.	45,230	46,765	46,348	37,412	36,602	40,389	40,606	44,904	20%
Interest-bearing deposits in offices outside the U.S.	515,914	496,325	456,878	446,797	428,176	452,917	469,681	487,581	9%
Total International Deposits	561,144	543,090	503,226	484,209	464,778	493,306	510,287	532,485	10%

Total deposits	831,208	803,642	780,343	774,185	762,696	804,736	832,603	835,903	8%

Fed funds purch and securities loaned or sold under agree. to repurch.	279,561	246,107	250,419	205,293	184,803	172,016	178,159	154,281	(25)%
Brokerage payables	95,597	96,432	117,536	70,916	58,950	52,696	57,672	60,846	(14)%
Trading account liabilities	201,986	188,609	168,421	165,800	128,671	117,512	130,540	137,029	(17)%
Short-term borrowings	135,799	114,445	104,855	126,691	116,389	101,894	64,731	68,879	(46)%
Long-term debt	424,959	417,928	393,097	359,593	337,252	348,046	379,557	364,502	1%
Other liabilities (2)	98,277	91,846	91,663	91,970	87,890	85,091	86,384	79,751	(13)%
Liabilities related to discontinued operations held for sale	—	456	14,273	—	—	12,374	16,004	—	—
Total liabilities	$2,067,387	$1,959,465	$1,920,607	$1,794,448	$1,676,651	$1,694,365	$1,745,650	$1,701,191	(5)%

Equity

Stockholders’ Equity
Preferred Stock	$19,384	$27,424	$27,424	$70,664	$74,246	$74,301	$312	$312	(100)%

Common Stock	55	57	57	57	57	57	230	286	NM
Additional paid-in capital	11,131	16,594	16,884	19,165	16,525	16,663	78,802	98,142	NM
Retained earnings	114,899	110,290	105,340	86,521	86,115	88,874	85,208	77,440	(10)%
Treasury stock	(10,020)	(9,911)	(9,642)	(9,582)	(5,996)	(5,950)	(6,059)	(4,543)	(53)%
Accumulated other comprehensive income (loss)	(7,381)	(8,049)	(14,001)	(25,195)	(27,013)	(21,643)	(17,651)	(18,937)	25%

Total Common Equity	$108,684	$108,981	$98,638	$70,966	$69,688	$78,001	$140,530	$152,388	NM

Total Citigroup stockholders’ equity	$128,068	$136,405	$126,062	$141,630	$143,934	$152,302	$140,842	$152,700	8%

Noncontrolling Minority interests (Minority Interest)	4,242	4,515	3,462	2,392	1,993	1,866	2,107	2,273	(5)%
Total equity	132,310	140,920	129,524	144,022	145,927	154,168	142,949	154,973	8%

Total liabilities and equity	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,848,533	$1,888,599	$1,856,164	(4)%

(1)   Preliminary

(2)          Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, $957 million for the third quarter of 2008, and $887 million for the fourth quarter of 2008, respectively, and $947 million for the first quarter of 2009,$1,082 million for the second quarter of 2009,  $1,074 million for the third quarter of 2009 and $1,151 million for the fourth quarter of 2009, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

CITICORP
Regional Consumer Banking
North America	$2,334	$2,111	$1,472	$1,847	$2,089	$1,761	$1,754	$1,642	(11)%	$7,764	$7,246	(7)%
EMEA	461	508	498	398	360	394	415	386	(3)%	1,865	1,555	(17)%
Latin America	2,235	2,371	2,300	1,852	1,791	1,819	1,826	1,918	4%	8,758	7,354	(16)%
Asia	1,944	1,891	1,839	1,613	1,531	1,631	1,680	1,774	10%	7,287	6,616	(9)%
Total	6,974	6,881	6,109	5,710	5,771	5,605	5,675	5,720	—	25,674	22,771	(11)%

Securities and Banking
North America	3,592	3,507	4,018	(130)	5,244	1,898	1,312	946	NM	10,987	9,400	(14)%
EMEA	1,733	1,970	1,395	908	4,221	2,555	2,198	1,061	17%	6,006	10,035	67%
Latin America	681	722	469	497	798	1,046	703	864	74%	2,369	3,411	44%
Asia	1,712	1,207	1,463	1,191	2,161	1,373	680	586	(51)%	5,573	4,800	(14)%
Total	7,718	7,406	7,345	2,466	12,424	6,872	4,893	3,457	40%	24,935	27,646	11%

Transaction Services
North America	506	511	540	604	589	656	643	638	6%	2,161	2,526	17%
EMEA	884	947	953	893	844	860	845	840	(6)%	3,677	3,389	(8)%
Latin America	340	374	378	347	343	340	337	353	2%	1,439	1,373	(5)%
Asia	687	647	695	640	598	627	632	644	1%	2,669	2,501	(6)%
Total	2,417	2,479	2,566	2,484	2,374	2,483	2,457	2,475	—	9,946	9,789	(2)%

Total Citicorp	17,109	16,766	16,020	10,660	20,569	14,960	13,025	11,652	9%	60,555	60,206	(1)%

CITI HOLDINGS
Brokerage and Asset Management	2,390	2,467	2,094	1,472	1,701	12,339	670	425	(71)%	8,423	15,135	80%
Local Consumer Lending	7,500	6,224	5,432	5,297	6,453	3,930	4,647	4,152	(22)%	24,453	19,182	(22)%
Special Asset Pool	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	(519)	1,377	162	NM	(39,574)	(3,682)	91%
Total Citi Holdings	(4,518)	2,079	704	(4,963)	3,452	15,750	6,694	4,739	NM	(6,698)	30,635	NM

Corporate / Other	(434)	(1,307)	(466)	(51)	500	(741)	671	(10,986)	NM	(2,258)	(10,556)	NM

Total Citigroup - Net Revenues	$12,157	$17,538	$16,258	$5,646	$24,521	29,969	20,390	5,405	(4)%	51,599	80,285	56%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$345	$169	$(44)	$(2,048)	$197	$(15)	$163	$9	100%	$(1,578)	$354	NM
EMEA	19	37	31	(37)	(33)	(110)	(23)	(43)	(16)%	50	(209)	NM
Latin America	431	334	102	(4,215)	169	70	29	55	NM	(3,348)	323	NM
Asia	536	451	357	392	251	272	446	454	16%	1,736	1,423	(18)%
Total	1,331	991	446	(5,908)	584	217	615	475	NM	(3,140)	1,891	NM

Securities and Banking
North America	1,382	646	1,340	(1,093)	2,567	3	(77)	(76)	93%	2,275	2,417	6%
EMEA	196	376	102	(18)	2,172	746	548	(73)	NM	656	3,393	NM
Latin America	301	325	227	195	399	522	216	375	92%	1,048	1,512	44%
Asia	627	306	569	471	1,056	596	68	110	(77)%	1,973	1,830	(7)%
Total	2,506	1,653	2,238	(445)	6,194	1,867	755	336	NM	5,952	9,152	54%

Transaction Services
North America	88	61	94	80	138	181	152	144	80%	323	615	90%
EMEA	278	299	348	321	326	350	308	303	(6)%	1,246	1,287	3%
Latin America	141	151	159	137	160	150	148	146	7%	588	604	3%
Asia	304	278	317	297	280	293	331	326	10%	1,196	1,230	3%
Total	811	789	918	835	904	974	939	919	10%	3,353	3,736	11%

Total Citicorp	4,648	3,433	3,602	(5,518)	7,682	3,058	2,309	1,730	NM	6,165	14,779	NM

CITI HOLDINGS
Brokerage and Asset Management	(114)	267	(57)	(860)	58	6,814	139	96	NM	(764)	7,107	NM
Local Consumer Lending	125	(1,206)	(2,285)	(4,888)	(1,419)	(4,193)	(2,099)	(2,332)	52%	(8,254)	(10,043)	(22)%
Special Asset Pool	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	(1,262)	142	(208)	98%	(26,994)	(5,303)	80%
Total Citi Holdings	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	1,359	(1,818)	(2,444)	83%	(36,012)	(8,239)	77%

Corporate / Other	(684)	(537)	(187)	(774)	(652)	(30)	102	(7,026)	NM	(2,182)	(7,606)	NM

Income (Loss) From Continuing Operations	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	593	(7,740)	63%	(32,029)	(1,066)	97%

Discontinued Operations	59	(94)	613	3,424	(117)	(142)	(418)	232		4,002	(445)

Net Income (Loss) Attributable to Noncontrolling Minority Interests	(16)	72	(93)	(306)	(16)	(34)	74	71		(343)	95

Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	$101	$(7,579)	56%	$(27,684)	$(1,606)	94%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Net interest revenue	$8,030	$8,634	$8,316	$8,990	$8,187	$8,445	$8,435	$8,196	(9)%	$33,970	$33,263	(2)%
Non-Interest revenue	9,079	8,132	7,704	1,670	12,382	6,515	4,590	3,456	NM	26,585	26,943	1%
Total revenues, net of interest expense	17,109	16,766	16,020	10,660	20,569	14,960	13,025	11,652	9%	60,555	60,206	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	929	1,289	1,317	1,406	1,237	1,560	1,718	1,564	11%	4,941	6,079	23%
Credit Reserve Build / (Release)	474	573	799	1,373	940	1,165	465	(8)	(101)%	3,219	2,562	(20)%

Provision for loan losses	1,403	1,862	2,116	2,779	2,177	2,725	2,183	1,556	(44)%	8,160	8,641	6%
Provision for Benefits & Claims	1	2	—	3	12	15	14	7	NM	6	48	NM
Provision for unfunded lending commitments	—	(75)	(80)	(36)	32	83	—	23	NM	(191)	138	NM
Total provisions for credit losses and for benefits and claims	1,404	1,789	2,036	2,746	2,221	2,823	2,197	1,586	(42)%	7,975	8,827	11%

Total operating expenses	9,326	9,900	8,948	15,359	7,197	7,849	8,181	8,498	(45)%	43,533	31,725	(27)%

Income (Loss) from Continuing Operations before Income Taxes	6,379	5,077	5,036	(7,445)	11,151	4,288	2,647	1,568	NM	9,047	19,654	NM
Provision (benefits) for income taxes	1,731	1,644	1,434	(1,927)	3,469	1,230	338	(162)	92%	2,882	4,875	69%

Income (Loss) from Continuing Operations	4,648	3,433	3,602	(5,518)	7,682	3,058	2,309	1,730	NM	6,165	14,779	NM

Net Income (Loss) attributable to noncontrolling Minority
Interests (Minority Interest)	13	21	16	(21)	(3)	3	25	43	NM	29	68	NM
Citicorp’s Net Income (Loss)	$4,635	$3,412	$3,586	$(5,497)	$7,685	$3,055	$2,284	$1,687	NM	$6,136	$14,711	NM

Balance Sheet Data (in billions):

Total EOP Assets	$1,225	$1,160	$1,158	$1,002	$958	$984	$1,014	$1,079	8%

Average Assets	$1,379	$1,307	$1,175	$1,162	$1,037	$1,003	$1,032	$1,066	(8)%	$1,256	$1,035	(18)%

Total EOP Deposits	$725	$681	$683	$673	$660	$702	$728	$731	9%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$3,985	$4,220	$4,224	$3,801	$3,613	$3,903	$3,992	$4,016	6%	$16,230	$15,524	(4)%
Non-Interest Revenue	2,989	2,661	1,885	1,909	2,158	1,702	1,683	1,704	(11)%	9,444	7,247	(23)%

Total Revenues, Net of Interest Expense (1)	6,974	6,881	6,109	5,710	5,771	5,605	5,675	5,720	—	25,674	22,771	(11)%
Total Operating Expenses	3,782	4,194	4,029	10,573	3,306	3,491	3,547	3,813	(64)%	22,578	14,157	(37)%

Net Credit Losses	863	981	1,096	1,084	1,160	1,392	1,426	1,378	27%	4,024	5,356	33%
Credit Reserve Build / (Release)	450	382	514	724	664	592	319	130	(82)%	2,070	1,705	(18)%
Provision for Benefits & Claims	1	2	—	3	12	15	14	7	NM	6	48	NM
Provision for Loan Losses and for Benefits and Claims	1,314	1,365	1,610	1,811	1,836	1,999	1,759	1,515	(16)%	6,100	7,109	17%
Income (loss) from Continuing Operations before Taxes	1,878	1,322	470	(6,674)	629	115	369	392	NM	(3,004)	1,505	NM
Income Taxes (benefits)	547	331	24	(766)	45	(102)	(246)	(83)	89%	136	(386)	NM
Income (loss) from Continuing Operations	1,331	991	446	(5,908)	584	217	615	475	NM	(3,140)	1,891	NM
Net Income (loss) Attributable to Minority Interests	1	4	5	1	—	—	2	(2)	NM	11	—	(100)%
Net Income (Loss)	$1,330	$987	$441	$(5,909)	$584	$217	$613	$477	NM	$(3,151)	$1,891	NM

Average Assets (in billions of dollars)	$223	$230	$222	$199	$182	$191	$201	$209	5%	$219	$196	(11)%
Return on Assets	2.40%	1.73%	0.79%	(11.81)%	1.30%	0.46%	1.21%	0.91%		(1.44)%	0.96%

Net Credit Losses as a % of Average Loans	2.65%	2.99%	3.35%	3.65%	4.08%	4.78%	4.70%	4.34%

Revenue by Business
Retail Banking	$3,451	$3,577	$3,531	$3,141	$2,955	$3,193	$3,315	$3,336	6%	$13,700	$12,799	(7)%
Citi-Branded Cards	3,523	3,304	2,578	2,569	2,816	2,412	2,360	2,384	(7)%	11,974	9,972	(17)%
Total GAAP Revenues	6,974	6,881	6,109	5,710	5,771	5,605	5,675	5,720	—	25,674	22,771	(11)%
Net Impact of Credit Card Securitization Activity (2), (3)	964	1,247	1,892	1,602	1,484	1,644	1,800	1,744	9%	5,705	6,672	17%
Total Managed Revenues	$7,938	$8,128	$8,001	$7,312	$7,255	$7,249	$7,475	$7,464	2%	$31,379	$29,443	(6)%

Income (loss) from Continuing Operations by Business
Retail Banking	$700	$563	$563	$(5,791)	$443	$428	$609	$526	NM	$(3,965)	$2,006	NM
Citi-Branded Cards	631	428	(117)	(117)	141	(211)	6	(51)	56%	825	(115)	NM
Total	$1,331	$991	$446	$(5,908)	$584	$217	$615	$475	NM	$(3,140)	$1,891	NM

(1)

For Citi-Branded Cards, the first quarter of 2008, the second quarter of 2008, and the fourth quarter of 2009 include releases of $28 million, $21 million and $55 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 37 - 39 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	4,328	4,308	4,255	4,229	4,104	4,091	4,182	4,193	(1)%
Accounts (in millions)	50.1	50.7	50.9	50.1	50.1	49.7	49.4	48.6	(3)%

Average Deposits	$273.8	$272.4	$266.0	$254.9	$253.4	$268.3	$275.1	$288.3	13%
Investment Sales (International Only)	$25.5	$25.7	$23.0	$16.5	$15.3	$25.0	$22.9	$21.6	31%
Investment AUMs	$144.0	$145.0	$127.4	$101.1	$93.5	$107.2	$114.7	$117.3	16%

Average Loans	$81.6	$83.9	$83.2	$74.8	$72.3	$74.8	$77.7	$80.6	8%
EOP Loans	$82.1	$83.6	$80.2	$76.0	$72.6	$75.5	$80.0	$80.7	6%

Net Interest Revenue as a % of Average Loans (1)	11.05%	11.37%	11.60%	12.04%	11.73%	12.09%	12.04%	11.68%
Net Credit Losses as a % of Average Loans	1.11%	1.34%	1.51%	1.78%	1.92%	2.22%	1.93%	1.96%
Loans 90+ Days Past Due	$621	$647	$616	$584	$692	$831	$749	$789	35%
As a % of EOP Loans	0.76%	0.77%	0.77%	0.77%	0.96%	1.10%	0.94%	0.98%
Loans 30-89 Days Past Due	$1,032	$1,053	$999	$1,111	$1,092	$1,068	$1,002	$1,011	(9)%
As a % of EOP Loans	1.25%	1.26%	1.24%	1.46%	1.51%	1.41%	1.25%	1.25%

Citi-Branded Cards Key Indicators (in billions of dollars) (2)
EOP Open Accounts (in millions)	62.0	61.6	61.1	57.7	57.2	55.8	54.6	53.1	(8)%
Purchase Sales	$73.6	$78.3	$75.5	$69.1	$59.6	$63.6	$65.5	$67.6	(2)%
Average Managed Loans	$118.1	$119.2	$118.4	$113.5	$110.6	$110.8	$112.7	$114.2	1%
EOP Managed Loans	$118.0	$119.7	$117.5	$115.0	$109.0	$112.8	$115.1	$115.6	1%
Managed Average Yield (3)	14.04%	14.14%	14.29%	13.98%	14.67%	14.43%	14.36%	13.89%
Managed Net Interest Revenue as a % of Avg. Managed Loans (4)	10.49%	11.20%	11.28%	11.00%	12.31%	11.98%	11.64%	11.14%
Managed Net Credit Losses as a % of Average Managed Loans	5.17%	5.89%	6.39%	7.02%	8.53%	10.18%	10.29%	9.40%
Managed Net Credit Margin as a % of Avg. Managed Loans (5)	10.08%	9.44%	8.59%	7.56%	7.18%	4.43%	4.30%	4.91%
Managed Loans 90+ Days Past Due	$2,196	$2,347	$2,407	$2,669	$3,011	$3,285	$2,971	$3,048	14%
As a % of EOP Managed Loans	1.86%	1.96%	2.05%	2.32%	2.76%	2.91%	2.58%	2.64%
Managed Loans 30-89 Days Past Due	$2,680	$2,808	$2,961	$3,227	$3,437	$3,154	$3,227	$3,139	(3)%
As a % of EOP Managed Loans	2.27%	2.35%	2.52%	2.81%	3.15%	2.80%	2.80%	2.71%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 37 - 39 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$808	$887	$978	$989	$1,020	$1,150	$1,224	$1,165	18%	$3,662	$4,559	24%
Non-Interest Revenue	1,526	1,224	494	858	1,069	611	530	477	(44)%	4,102	2,687	(34)%

Total Revenues, Net of Interest Expense (1)	2,334	2,111	1,472	1,847	2,089	1,761	1,754	1,642	(11)%	7,764	7,246	(7)%
Total Operating Expenses	1,473	1,590	1,444	3,881	1,355	1,337	1,331	1,336	(66)%	8,388	5,359	(36)%

Net Credit Losses	145	136	144	190	258	305	280	308	62%	615	1,151	87%
Credit Reserve Build / (Release)	169	126	(9)	177	242	130	30	44	(75)%	463	446	(4)%
Provision for Benefits & Claims	—	2	—	3	12	15	14	7	NM	5	48	NM
Provision for Loan Losses and for Benefits and Claims	314	264	135	370	512	450	324	359	(3)%	1,083	1,645	52%
Income (loss) from Continuing Operations before Taxes	547	257	(107)	(2,404)	222	(26)	99	(53)	98%	(1,707)	242	NM
Income Taxes (benefits)	202	88	(63)	(356)	25	(11)	(64)	(62)	83%	(129)	(112)	13%
Income (loss) from Continuing Operations	345	169	(44)	(2,048)	197	(15)	163	9	100%	(1,578)	354	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$345	$169	$(44)	$(2,048)	$197	$(15)	$163	$9	100%	$(1,578)	$354	NM

Average Assets (in billions of dollars)	$40	$38	$32	$32	$32	$33	$37	$35	9%	$36	$34	(6)%
Return on Assets	3.47%	1.79%	(0.55)%	(25.46)%	2.50%	(0.18)%	1.75%	0.10%		(4.38)%	1.04%

Net Credit Losses as a % of Average Loans	3.31%	3.44%	3.51%	4.11%	5.01%	6.47%	5.94%	6.05%

Revenue by Business
Retail Banking	$850	$952	$1,004	$964	$882	$955	$1,070	$1,000	4%	$3,770	$3,907	4%
Citi-Branded Cards	1,484	1,159	468	883	1,207	806	684	642	(27)%	3,994	3,339	(16)%
Total GAAP Revenues	2,334	2,111	1,472	1,847	2,089	1,761	1,754	1,642	(11)%	7,764	7,246	(7)%
Net Impact of Credit Card Securitization Activity (2), (3)	964	1,247	1,892	1,602	1,484	1,644	1,800	1,744	9%	5,705	6,672	17%
Total Managed Revenues	$3,298	$3,358	$3,364	$3,449	$3,573	$3,405	$3,554	$3,386	(2)%	$13,469	$13,918	3%

Income (loss) from Continuing Operations by Business
Retail Banking	$2	$60	$143	$(1,993)	$81	$88	$150	$110	NM	$(1,788)	$429	NM
Citi-Branded Cards	343	109	(187)	(55)	116	(103)	13	(101)	(84)%	210	(75)	NM
Total	$345	$169	$(44)	$(2,048)	$197	$(15)	$163	$9	100%	$(1,578)	$354	NM

(1)

For Citi-Branded Cards, the first and second quarters of 2008 include releases of $28 million and $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 37 - 39 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

See pages 37 - 39 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,051	1,030	1,010	1,015	1,000	1,001	1,002	1,003	(1)%
Accounts (in millions)	11.8	11.7	11.6	11.6	11.9	12.0	12.0	12.0	3%
Investment AUMs	$42.3	$41.3	$38.7	$32.3	$30.3	$31.8	$34.1	$33.4	3%

Average Deposits	$122.5	$121.6	$120.6	$125.5	$127.9	$135.7	$138.5	$145.9	16%

Average Loans	$2.3	$3.4	$4.5	$6.0	$6.9	$7.2	$7.4	$7.3	22%

EOP Loans	$2.5	$3.7	$4.9	$6.5	$7.0	$7.2	$7.5	$7.2	11%

Net Interest Revenue as a % of Avg. Loans	7.36%	5.77%	4.48%	4.53%	3.90%	4.23%	4.73%	4.84%

Net Credit Losses as a % of Avg. Loans	4.31%	3.11%	3.03%	3.83%	3.26%	4.85%	4.23%	4.84%

Loans 90+ Days Past Due	$37	$54	$54	$84	$99	$97	$93	$107	27%
As a % of EOP Loans	1.48%	1.47%	1.10%	1.29%	1.41%	1.35%	1.24%	1.49%

Loans 30-89 Days Past Due	$51	$73	$58	$100	$93	$87	$80	$82	(18)%
As a % of EOP Loans	2.04%	1.97%	1.18%	1.54%	1.33%	1.21%	1.07%	1.14%

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	30.7	30.0	29.2	26.1	25.6	25.0	24.5	23.1	(11)%
Purchase Sales	$48.4	$51.6	$49.4	$46.0	$40.1	$42.4	$42.3	$41.8	(9)%

Average Managed Loans
Securitized	$68.8	$71.2	$71.3	$70.2	$67.5	$68.7	$69.9	$68.8	(2)%
On Balance Sheet	15.3	12.5	11.8	12.4	14.0	11.7	11.3	12.9	4%
Total	$84.1	$83.7	$83.1	$82.6	$81.5	$80.4	$81.2	$81.7	(1)%

EOP Managed Loans
Securitized	$70.8	$71.7	$71.1	$69.5	$68.3	$70.7	$70.8	$71.6	3%
On Balance Sheet	12.9	11.6	12.6	14.3	12.0	11.2	12.4	11.1	(22)%
Total	$83.7	$83.3	$83.7	$83.8	$80.3	$81.9	$83.2	$82.7	(1)%

Managed Average Yield (2)	11.38%	11.09%	11.55%	11.91%	13.09%	12.78%	12.86%	12.26%
Managed Net Interest Revenue as a % of Avg. Managed Loans (3)	7.70%	8.12%	8.64%	9.03%	11.03%	10.51%	10.13%	9.53%
Managed Net Credit Losses	$1,001	$1,152	$1,232	$1,386	$1,692	$2,056	$2,077	$1,947	40%
Managed Net Credit Losses as a % of Average Managed Loans	4.79%	5.54%	5.90%	6.68%	8.42%	10.26%	10.15%	9.45%
Managed Net Credit Margin as a % of Avg. Managed Loans (4)	6.88%	5.96%	5.35%	5.22%	4.91%	1.89%	1.92%	2.10%

Managed Loans 90+ Days Past Due	$1,379	$1,423	$1,507	$1,806	$2,091	$2,146	$1,971	$2,140	18%
As a % of EOP Managed Loans	1.65%	1.71%	1.80%	2.16%	2.60%	2.62%	2.37%	2.59%

Managed Loans 30-89 Days Past Due	$1,518	$1,514	$1,748	$2,048	$2,204	$1,909	$2,084	$2,076	1%
As a % of EOP Managed Loans	1.81%	1.82%	2.09%	2.44%	2.74%	2.33%	2.50%	2.51%

(1)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity.  Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 37 - 39 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(2)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 1 (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$299	$335	$350	$285	$224	$243	$262	$250	(12)%	$1,269	$979	(23)%
Non-Interest Revenue	162	173	148	113	136	151	153	136	20%	596	576	(3)%

Total Revenues, Net of Interest Expense	461	508	498	398	360	394	415	386	(3)%	1,865	1,555	(17)%
Total Operating Expenses	375	395	372	358	256	282	270	286	(20)%	1,500	1,094	(27)%
Net Credit Losses	47	48	55	87	89	121	139	138	59%	237	487	NM
Credit Reserve Build / (Release)	16	15	33	11	72	158	67	10	(9)%	75	307	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	63	63	88	98	161	279	206	148	51%	312	794	NM
Income (loss) from Continuing Operations before Taxes	23	50	38	(58)	(57)	(167)	(61)	(48)	17%	53	(333)	NM
Income Taxes (benefits)	4	13	7	(21)	(24)	(57)	(38)	(5)	76%	3	(124)	NM
Income (loss) from Continuing Operations	19	37	31	(37)	(33)	(110)	(23)	(43)	(16)%	50	(209)	NM
Net Income (loss) Attributable to Minority Interests	2	4	5	1	—	—	2	(2)	NM	12	—	(100)%
Net Income (Loss)	$17	$33	$26	$(38)	$(33)	$(110)	$(25)	$(41)	(8)%	$38	$(209)	NM

Average Assets (in billions of dollars)	$13	$14	$14	$11	$11	$11	$11	$11	—	$13	$11	(15)%
Return on Assets	0.53%	0.95%	0.74%	(1.37)%	(1.22)%	(4.01)%	(0.90)%	(1.48)%		0.29%	(1.90)%

Net Credit Losses as a % of Average Loans	2.03%	1.91%	2.10%	4.12%	4.57%	5.78%	6.34%	6.44%

Revenue by Business
Retail Banking	$296	$325	$310	$229	$205	$234	$237	$213	(7)%	$1,160	$889	(23)%
Citi-Branded Cards	165	183	188	169	155	160	178	173	2%	705	666	(6)%
Total	$461	$508	$498	$398	$360	$394	$415	$386	(3)%	$1,865	$1,555	(17)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(8)	$6	$(2)	$(53)	$(41)	$(76)	$(23)	$(39)	26%	$(57)	$(179)	NM
Citi-Branded Cards	27	31	33	16	8	(34)	—	(4)	NM	107	(30)	NM
Total	$19	$37	$31	$(37)	$(33)	$(110)	$(23)	$(43)	(16)%	$50	$(209)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 2

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	450	446	455	446	401	396	389	341	(24)%
Accounts (in millions)	4.0	4.1	4.2	4.2	4.2	4.2	4.2	4.2	—

Average Deposits	$11.2	$11.8	$11.3	$9.0	$8.3	$9.0	$9.5	$9.9	10%
Investment Sales	$0.9	$0.8	$0.7	$0.3	$0.4	$0.5	$0.5	$0.6	100%
Investment AUMs	$6.6	$6.6	$5.6	$4.0	$3.5	$4.5	$4.2	$4.3	8%

Average Loans	$6.7	$7.2	$7.3	$5.7	$5.4	$5.6	$5.7	$5.5	(4)%
EOP Loans	$6.9	$7.5	$7.2	$6.3	$5.5	$5.7	$5.7	$5.2	(17)%

Net Interest Revenue as a % of Average Loans (1)	10.50%	10.99%	11.14%	11.04%	9.26%	9.78%	9.77%	8.87%
Net Credit Losses as a % of Average Loans	1.80%	1.70%	1.99%	4.41%	4.50%	5.34%	5.84%	5.99%
Loans 90+ Days Past Due	$33	$46	$35	$47	$58	$70	$62	$60	28%
As a % of EOP Loans	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%	1.09%	1.15%
Loans 30-89 Days Past Due	$136	$152	$165	$194	$213	$235	$230	$203	5%
As a % of EOP Loans	1.97%	2.03%	2.29%	3.08%	3.87%	4.12%	4.04%	3.90%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.5	2.6	2.7	2.8	2.8	2.8	2.7	2.7	(4)%
Purchase Sales	$2.3	$2.6	$2.7	$2.3	$1.8	$1.9	$2.2	$2.5	9%
Average Loans	$2.6	$2.9	$3.1	$2.7	$2.5	$2.8	$3.0	$3.0	11%
EOP Loans	$2.7	$3.1	$3.1	$2.8	$2.5	$2.8	$3.0	$3.0	7%
Average Yield (2)	20.70%	19.70%	19.30%	19.45%	19.67%	20.35%	21.07%	21.03%
Net Interest Revenue as a % of Avg. Loans (3)	19.16%	19.14%	18.76%	18.25%	16.09%	15.20%	16.51%	16.80%
Net Credit Losses as a % of Average Loans	2.61%	2.47%	2.45%	3.43%	4.62%	6.70%	7.43%	7.14%
Net Credit Margin as a % of Avg. Loans (4)	22.94%	22.92%	21.82%	21.07%	20.23%	16.23%	16.36%	15.74%
Loans 90+ Days Past Due	$20	$19	$35	$36	$56	$94	$85	$80	NM
As a % of EOP Loans	0.75%	0.61%	1.12%	1.28%	2.22%	3.35%	2.83%	2.67%
Loans 30-89 Days Past Due	$80	$90	$98	$118	$126	$141	$150	$135	14%
As a % of EOP Loans	2.96%	2.90%	3.16%	4.21%	5.04%	5.04%	5.00%	4.50%

(1)  Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)  Average Yield is gross interest revenue earned divided by average loans.

(3)  Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)  Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 1 (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,636	$1,741	$1,669	$1,345	$1,251	$1,350	$1,339	$1,363	1%	$6,391	$5,303	(17)%
Non-Interest Revenue	599	630	631	507	540	469	487	555	9%	2,367	2,051	(13)%

Total Revenues, Net of Interest Expense	2,235	2,371	2,300	1,852	1,791	1,819	1,826	1,918	4%	8,758	7,354	(16)%
Total Operating Expenses	945	1,238	1,292	5,382	911	1,039	1,077	1,205	(78)%	8,857	4,232	(52)%
Net Credit Losses	466	555	640	544	541	612	656	626	15%	2,205	2,435	10%
Credit Reserve Build / (Release)	237	157	301	421	166	154	141	(3)	(101)%	1,116	458	(59)%
Provision for Benefits & Claims	1	—	—	—	—	—	—	—	—	1	—	(100)%
Provision for Loan Losses and for Benefits and Claims	704	712	941	965	707	766	797	623	(35)%	3,322	2,893	(13)%
Income (loss) from Continuing Operations before Taxes	586	421	67	(4,495)	173	14	(48)	90	NM	(3,421)	229	NM
Income Taxes (benefits)	155	87	(35)	(280)	4	(56)	(77)	35	NM	(73)	(94)	(29)%
Income (loss) from Continuing Operations	431	334	102	(4,215)	169	70	29	55	NM	(3,348)	323	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$431	$334	$102	$(4,215)	$169	$70	$29	$55	NM	$(3,348)	$323	NM

Average Assets (in billions of dollars)	$74	$80	$81	$69	$56	$61	$61	$65	(6)%	$76	$61	(20)%
Return on Assets	2.34%	1.68%	0.50%	(24.30)%	1.22%	0.46%	0.19%	0.34%		(4.41)%	0.53%

Net Credit Losses as a % of Average Loans	6.09%	6.91%	7.79%	7.73%	8.31%	8.83%	9.04%	8.25%

Revenue by Business
Retail Banking	$1,053	$1,060	$1,067	$917	$893	$981	$969	$1,029	12%	$4,097	$3,872	(5)%
Citi-Branded Cards	1,182	1,311	1,233	935	898	838	857	889	(5)%	4,661	3,482	(25)%
Total	$2,235	$2,371	$2,300	$1,852	$1,791	$1,819	$1,826	$1,918	4%	$8,758	$7,354	(16)%

Income (loss) from Continuing Operations by Business
Retail Banking	$312	$149	$112	$(4,073)	$180	$150	$106	$111	NM	$(3,500)	$547	NM
Citi-Branded Cards	119	185	(10)	(142)	(11)	(80)	(77)	(56)	61%	152	(224)	NM
Total	$431	$334	$102	$(4,215)	$169	$70	$29	$55	NM	$(3,348)	$323	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 2

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,196	2,201	2,155	2,128	2,065	2,066	2,163	2,216	4%
Accounts (in millions)	17.3	17.8	17.8	17.5	17.2	17.1	17.1	16.6	(5)%

Average Deposits	$41.9	$41.9	$41.5	$35.6	$34.1	$36.0	$35.8	$37.9	6%
Investment Sales	$14.6	$15.4	$16.2	$13.4	$11.5	$18.3	$15.0	$12.8	(4)%
Investment AUMs	$40.8	$44.0	$38.2	$29.0	$26.7	$32.8	$35.1	$34.8	20%

Average Loans	$16.5	$17.3	$17.8	$15.9	$15.3	$16.3	$16.9	$18.0	13%
EOP Loans	$16.3	$17.3	$17.1	$15.7	$15.4	$16.5	$17.7	$18.2	16%

Net Interest Revenue as a % of Average Loans (1)	17.87%	16.34%	15.85%	15.64%	16.33%	16.78%	15.70%	15.47%
Net Credit Losses as a % of Average Loans	2.44%	2.98%	3.29%	2.83%	2.97%	3.43%	2.65%	3.31%
Loans 90+ Days Past Due	$331	$310	$323	$239	$280	$360	$324	$382	60%
As a % of EOP Loans	2.03%	1.79%	1.89%	1.52%	1.82%	2.18%	1.83%	2.10%
Loans 30-89 Days Past Due	$326	$349	$332	$261	$290	$322	$299	$300	15%
As a % of EOP Loans	2.00%	2.02%	1.94%	1.66%	1.88%	1.95%	1.69%	1.65%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	13.0	13.1	13.1	12.9	12.9	12.5	12.3	12.2	(5)%
Purchase Sales	$8.2	$8.8	$8.5	$7.1	$5.9	$6.5	$7.2	$8.1	14%
Average Loans	$14.3	$15.0	$14.9	$12.1	$11.1	$11.5	$11.9	$12.1	—
EOP Loans	$14.5	$15.4	$14.0	$11.8	$11.0	$11.8	$11.9	$12.2	3%
Average Yield (2)	28.62%	30.58%	29.25%	27.40%	26.47%	25.48%	24.54%	24.17%
Net Interest Revenue as a % of Avg. Loans (3)	25.40%	27.83%	25.63%	23.67%	23.24%	22.95%	22.25%	21.67%
Net Credit Losses as a % of Average Loans	10.29%	11.42%	13.16%	14.14%	15.67%	16.22%	18.05%	15.61%
Net Credit Margin as a % of Avg. Loans (4)	22.92%	23.70%	19.73%	16.64%	17.14%	12.56%	10.41%	13.51%
Loans 90+ Days Past Due	$542	$631	$603	$566	$554	$695	$600	$555	(2)%
As a % of EOP Loans	3.74%	4.10%	4.31%	4.80%	5.04%	5.89%	5.04%	4.55%
Loans 30-89 Days Past Due	$692	$782	$739	$636	$681	$683	$595	$558	(12)%
As a % of EOP Loans	4.77%	5.08%	5.28%	5.39%	6.19%	5.79%	5.00%	4.57%

(1)             Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)             Average Yield is gross interest revenue earned divided by average loans.

(3)             Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(4)             Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 1 (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,242	$1,257	$1,227	$1,182	$1,118	$1,160	$1,167	$1,238	5%	$4,908	$4,683	(5)%
Non-Interest Revenue	702	634	612	431	413	471	513	536	24%	2,379	1,933	(19)%

Total Revenues, Net of Interest Expense	1,944	1,891	1,839	1,613	1,531	1,631	1,680	1,774	10%	7,287	6,616	(9)%
Total Operating Expenses	989	971	921	952	784	833	869	986	4%	3,833	3,472	(9)%
Net Credit Losses	205	242	257	263	272	354	351	306	16%	967	1,283	33%
Credit Reserve Build / (Release)	28	84	189	115	184	150	81	79	(31)%	416	494	19%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	233	326	446	378	456	504	432	385	2%	1,383	1,777	28%
Income (loss) from Continuing Operations before Taxes	722	594	472	283	291	294	379	403	42%	2,071	1,367	(34)%
Income Taxes (benefits)	186	143	115	(109)	40	22	(67)	(51)	53%	335	(56)	NM
Income (loss) from Continuing Operations	536	451	357	392	251	272	446	454	16%	1,736	1,423	(18)%
Net Income (loss) Attributable to Minority Interests	(1)	—	—	—	—	—	—	—	—	(1)	—	100%
Net Income (Loss)	$537	$451	$357	$392	$251	$272	$446	$454	16%	$1,737	$1,423	(18)%

Average Assets (in billions of dollars)	$96	$98	$95	$87	$83	$86	$92	$98	13%	$94	$90	(4)%
Return on Assets	2.25%	1.85%	1.49%	1.79%	1.23%	1.27%	1.92%	1.84%		1.85%	1.58%

Net Credit Losses as a % of Average Loans	1.13%	1.32%	1.44%	1.66%	1.83%	2.30%	2.17%	1.80%

Revenue by Business
Retail Banking	$1,252	$1,240	$1,150	$1,031	$975	$1,023	$1,039	$1,094	6%	$4,673	$4,131	(12)%
Citi-Branded Cards	692	651	689	582	556	608	641	680	17%	2,614	2,485	(5)%
Total	$1,944	$1,891	$1,839	$1,613	$1,531	$1,631	$1,680	$1,774	10%	$7,287	$6,616	(9)%

Income (loss) from Continuing Operations by Business
Retail Banking	$394	$348	$310	$328	$223	$266	$376	$344	5%	$1,380	$1,209	(12)%
Citi-Branded Cards	142	103	47	64	28	6	70	110	72%	356	214	(40)%
Total	$536	$451	$357	$392	$251	$272	$446	$454	16%	$1,736	$1,423	(18)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 2

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	631	631	635	640	638	628	628	633	(1)%
Accounts (in millions)	17.0	17.1	17.3	16.8	16.8	16.4	16.1	15.8	(6)%

Average Deposits	$98.2	$97.1	$92.6	$84.8	$83.1	$87.6	$91.3	$94.6	12%
Investment Sales	$10.0	$9.5	$6.1	$2.8	$3.4	$6.2	$7.4	$8.2	NM
Investment AUMs	$54.3	$53.1	$44.9	$35.8	$33.0	$38.1	$41.3	$44.8	25%

Average Loans	$56.1	$56.0	$53.6	$47.2	$44.7	$45.7	$47.7	$49.8	6%
EOP Loans	$56.4	$55.1	$51.0	$47.5	$44.7	$46.1	$49.1	$50.1	5%

Net Interest Revenue as a % of Average Loans (1)	5.72%	5.77%	5.79%	6.44%	6.46%	6.40%	6.05%	6.21%
Net Credit Losses as a % of Average Loans	0.50%	0.68%	0.73%	0.85%	0.87%	0.99%	0.85%	0.61%
Loans 90+ Days Past Due	$220	$237	$204	$214	$255	$304	$270	$240	12%
As a % of EOP Loans	0.39%	0.43%	0.40%	0.45%	0.57%	0.66%	0.55%	0.48%
Loans 30-89 Days Past Due	$519	$479	$444	$556	$496	$424	$393	$426	(23)%
As a % of EOP Loans	0.92%	0.87%	0.87%	1.17%	1.11%	0.92%	0.80%	0.85%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	15.8	15.9	16.1	15.9	15.9	15.5	15.1	15.1	(5)%
Purchase Sales	$14.7	$15.3	$14.9	$13.7	$11.8	$12.8	$13.8	$15.2	11%
Average Loans	$17.1	$17.6	$17.3	$16.1	$15.5	$16.1	$16.6	$17.4	8%
EOP Loans	$17.1	$17.9	$16.7	$16.6	$15.2	$16.3	$17.0	$17.7	7%
Average Yield (2)	13.82%	13.79%	13.64%	13.55%	13.72%	13.64%	13.20%	13.20%
Net Interest Revenue as a % of Avg. Loans (3)	10.44%	10.39%	10.25%	10.34%	10.62%	10.83%	10.52%	10.44%
Net Credit Losses as a % of Average Loans	3.17%	3.36%	3.63%	4.02%	4.62%	6.00%	5.93%	5.22%
Net Credit Margin as a % of Avg. Loans (4)	13.09%	11.54%	12.20%	10.40%	9.94%	9.18%	9.37%	10.26%
Loans 90+ Days Past Due	$255	$274	$262	$261	$310	$350	$315	$273	5%
As a % of EOP Loans	1.49%	1.53%	1.57%	1.57%	2.04%	2.15%	1.85%	1.54%
Loans 30-89 Days Past Due	$390	$422	$376	$425	$426	$421	$398	$370	(13)%
As a % of EOP Loans	2.28%	2.36%	2.25%	2.56%	2.80%	2.58%	2.34%	2.09%

(1)   Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average Yield is gross interest revenue earned divided by average loans.

(3)   Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Commissions and Fees	$780	$735	$754	$607	$443	$492	$565	$575	(5)%	2,876	2,075	(28)%
Administration and Other Fiduciary Fees	1,361	1,390	1,397	1,265	1,222	1,237	1,258	1,247	(1)%	5,413	4,964	(8)%
Investment Banking	869	1,396	740	324	940	1,242	1,063	1,440	NM	3,329	4,685	41%
Principal Transactions	2,997	1,952	3,116	(1,521)	7,152	1,082	(535)	(1,698)	(12)%	6,544	6,001	(8)%
Other	83	(2)	(188)	(914)	467	760	556	188	NM	(1,021)	1,971	NM
Total Non-Interest Revenue	6,090	5,471	5,819	(239)	10,224	4,813	2,907	1,752	NM	17,141	19,696	15%
Net Interest Revenue (including Dividends)	4,045	4,414	4,092	5,189	4,574	4,542	4,443	4,180	(19)%	17,740	17,739	0%
Total Revenues, Net of Interest Expense	10,135	9,885	9,911	4,950	14,798	9,355	7,350	5,932	20%	34,881	37,435	7%
Total Operating Expenses	5,544	5,706	4,919	4,786	3,891	4,358	4,634	4,685	(2)%	20,955	17,568	(16)%

Net Credit Losses	66	308	221	322	77	168	292	186	(42)%	917	723	(21)%
Provision for Unfunded Lending Commitments	—	(75)	(80)	(36)	32	83	—	23	NM	(191)	138	NM
Credit Reserve Build / (Release)	24	191	285	649	276	573	146	(138)	NM	1,149	857	(25)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	90	424	426	935	385	824	438	71	(92)%	1,875	1,718	(8)%
Income (loss) from Continuing Operations before Taxes	4,501	3,755	4,566	(771)	10,522	4,173	2,278	1,176	NM	12,051	18,149	51%
Income Taxes (benefits)	1,184	1,313	1,410	(1,161)	3,424	1,332	584	(79)	93%	2,746	5,261	92%
Income from Continuing Operations	3,317	2,442	3,156	390	7,098	2,841	1,694	1,255	NM	9,305	12,888	39%
Net Income (loss) Attributable to Minority Interests	12	17	11	(22)	(3)	3	23	45	NM	18	68	NM
Net Income	$3,305	$2,425	$3,145	$412	$7,101	$2,838	$1,671	$1,210	NM	$9,287	$12,820	38%

Average Assets (in billions of dollars)	$1,156	$1,077	$953	$963	$855	$812	$831	$857	(11)%	$1,037	$839	(19)%
Return on Assets	1.15%	0.91%	1.31%	0.17%	3.37%	1.40%	0.80%	0.56%		0.90%	1.53%

Revenue by Region
North America	$4,098	$4,018	$4,558	$474	$5,833	$2,554	$1,955	$1,584	NM	$13,148	$11,926	(9)%
EMEA	2,617	2,917	2,348	1,801	5,065	3,415	3,043	1,901	6%	9,683	13,424	39%
Latin America	1,021	1,096	847	844	1,141	1,386	1,040	1,217	44%	3,808	4,784	26%
Asia	2,399	1,854	2,158	1,831	2,759	2,000	1,312	1,230	(33)%	8,242	7,301	(11)%
Total	$10,135	$9,885	$9,911	$4,950	$14,798	$9,355	$7,350	$5,932	20%	$34,881	$37,435	7%

Income (loss) from Continuing Operations by Region
North America	$1,470	$707	$1,434	$(1,013)	$2,705	$184	$75	$68	NM	$2,598	$3,032	17%
EMEA	474	675	450	303	2,498	1,096	856	230	(24)%	1,902	4,680	NM
Latin America	442	476	386	332	559	672	364	521	57%	1,636	2,116	29%
Asia	931	584	886	768	1,336	889	399	436	(43)%	3,169	3,060	(3)%
Total	$3,317	$2,442	$3,156	$390	$7,098	$2,841	$1,694	$1,255	NM	$9,305	$12,888	39%

Average Loans by Region (in billions)
North America	$51	$48	$52	$51	$50	49	43	41	(20)%
EMEA	60	54	49	53	46	47	42	40	(25)%
Latin America	26	25	24	21	20	20	21	21	—
Asia	39	37	36	35	30	28	27	28	(20)%
Total	$176	$164	$161	$160	$146	$144	$133	$130	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Net Interest Revenue	$2,750	$3,100	$2,670	$3,735	$3,168	$3,087	$3,050	$2,783	(25)%	$12,255	$12,088	(1)%
Non-Interest Revenue	4,968	4,306	4,675	(1,269)	9,256	3,785	1,843	674	NM	12,680	15,558	23%
Total Revenues, Net of Interest Expense	7,718	7,406	7,345	2,466	12,424	6,872	4,893	3,457	40%	24,935	27,646	11%
Total Operating Expenses	4,284	4,371	3,667	3,477	2,817	3,270	3,493	3,473	—	15,799	13,053	(17)%
Net Credit Losses	65	305	223	306	74	171	294	181	(41)%	899	720	(20)%
Provision for Unfunded Lending Commitments	—	(75)	(74)	(36)	32	83	—	23	NM	(185)	138	NM
Credit Reserve Build / (Release)	23	183	288	632	278	565	151	(141)	NM	1,126	853	(24)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	88	413	437	902	384	819	445	63	(93)%	1,840	1,711	(7)%
Income (loss) from Continuing Operations before Taxes	3,346	2,622	3,241	(1,913)	9,223	2,783	955	(79)	96%	7,296	12,882	77%
Income Taxes (benefits)	840	969	1,003	(1,468)	3,029	916	200	(415)	72%	1,344	3,730	NM
Income (loss) from Continuing Operations	2,506	1,653	2,238	(445)	6,194	1,867	755	336	NM	5,952	9,152	54%
Net Income (loss) Attributable to Minority Interests	4	8	2	(27)	1	—	18	36	NM	(13)	55	NM
Net Income (Loss)	$2,502	$1,645	$2,236	$(418)	$6,193	$1,867	$737	$300	NM	$5,965	$9,097	53%

Average Assets (in billions of dollars)	1,083	1,004	883	894	797	753	771	796	(11)%	966	779	(19)%
Return on Assets	0.93%	0.66%	1.01%	(0.19)%	3.15%	0.99%	0.38%	0.15%		0.62%	1.17%

Revenue Details:
Investment Banking:
Advisory (1)	$284	$259	$265	$230	$227	$130	$186	$211	(8)%	$1,038	$754	(27)%
Equity Underwriting	158	419	47	5	143	279	258	705	NM	629	1,385	NM
Debt Underwriting	388	657	306	227	612	751	719	542	NM	1,578	2,624	66%
Total Investment Banking	830	1,335	618	462	982	1,160	1,163	1,458	NM	3,245	4,763	47%
Lending	919	(155)	1,262	2,194	(329)	(928)	(699)	(197)	NM	4,220	(2,153)	NM
Equity Markets	1,161	1,526	550	(359)	1,604	1,101	446	31	NM	2,878	3,182	11%
Fixed Income Markets	4,732	4,439	4,756	468	10,221	5,573	3,945	1,801	NM	14,395	21,540	50%
Private Bank	633	593	563	520	499	477	520	558	7%	2,309	2,054	(11)%
Other Securities and Banking	(557)	(332)	(404)	(819)	(553)	(511)	(482)	(194)	76%	(2,112)	(1,740)	18%
Total Securities and Banking Revenues	$7,718	$7,406	$7,345	$2,466	$12,424	$6,872	$4,893	$3,457	40%	$24,935	$27,646	11%

(1)   Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,295	$1,314	$1,422	$1,454	$1,406	$1,455	$1,393	$1,397	(4)%	$5,485	$5,651	3%
Non-Interest Revenue	1,122	1,165	1,144	1,030	968	1,028	1,064	1,078	5%	4,461	4,138	(7)%
Total Revenues, Net of Interest Expense	2,417	2,479	2,566	2,484	2,374	2,483	2,457	2,475	—	9,946	9,789	(2)%
Total Operating Expenses	1,260	1,335	1,252	1,309	1,074	1,088	1,141	1,212	(7)%	5,156	4,515	(12)%
Net Credit Losses	1	3	(2)	16	3	(3)	(2)	5	(69)%	18	3	(83)%
Provision for Unfunded Lending Commitments	—	—	(6)	—	—	—	—	—	—	(6)	—	100%
Credit Reserve Build / (Release)	1	8	(3)	17	(2)	8	(5)	3	(82)%	23	4	(83)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	2	11	(11)	33	1	5	(7)	8	(76)%	35	7	(80)%
Income (loss) from Continuing Operations before Taxes	1,155	1,133	1,325	1,142	1,299	1,390	1,323	1,255	10%	4,755	5,267	11%
Income Taxes	344	344	407	307	395	416	384	336	9%	1,402	1,531	9%
Income (loss) from Continuing Operations	811	789	918	835	904	974	939	919	10%	3,353	3,736	11%
Net Income (loss) Attributable to Minority Interests	8	9	9	5	(4)	3	5	9	80%	31	13	(58)%
Net Income (Loss)	$803	$780	$909	$830	$908	$971	$934	$910	10%	$3,322	$3,723	12%
Average Assets (in billions of dollars)	$73	$73	$70	$69	$58	$59	$60	$61	(12)%	$71	$60	(15)%
Return on Assets	4.42%	4.30%	5.17%	4.79%	6.35%	6.60%	6.18%	5.92%		4.68%	6.21%

Revenue Details
Treasury and Trade Solutions	$1,554	$1,623	$1,720	$1,754	$1,750	$1,793	$1,794	$1,764	1%	6,651	7,101	7%
Securities and Fund Services	863	856	846	730	624	690	663	711	(3)%	3,295	2,688	(18)%
Total	$2,417	$2,479	$2,566	$2,484	$2,374	$2,483	$2,457	$2,475	—	$9,946	$9,789	(2)%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$62	$52	$55	$78	$76	73	81	85	9%
EMEA	105	110	109	106	97	100	104	110	4%
Latin America	20	20	19	18	17	18	20	24	33%
Asia	96	93	90	90	88	97	109	116	29%
Total	$283	$275	$273	$292	$278	$288	$314	$335	15%

EOP Assets Under Custody (in trillions of dollars)	$13.3	$13.2	$12.2	$11.0	$10.5	$11.4	$12.1	$12.1	10%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Revenues
Net interest revenue	$5,597	$5,929	$5,766	$5,167	$5,383	$4,495	$4,024	$3,412	(34)%	22,459	17,314	(23)%
Non-interest revenue	(10,115)	(3,850)	(5,062)	(10,130)	(1,931)	11,255	2,670	1,327	NM	(29,157)	13,321	NM
Total revenues, net of interest expense	(4,518)	2,079	704	(4,963)	3,452	15,750	6,694	4,739	NM	(6,698)	30,635	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	2,708	3,021	3,603	4,738	6,045	6,795	6,250	5,570	18%	14,070	24,660	75%
Credit Reserve Build / (Release)	1,466	2,100	3,224	4,654	1,694	2,711	338	714	(85)%	11,444	5,457	(52)%
Provision for loan losses	4,174	5,121	6,827	9,392	7,739	9,506	6,588	6,284	(33)%	25,514	30,117	18%
Provision for Benefits & Claims	274	258	273	591	319	294	310	287	(51)%	1,396	1,210	(13)%
Provision for unfunded lending commitments	—	(68)	(70)	(34)	28	52	—	29	NM	(172)	109	NM
Total provisions for credit losses and for benefits and claims	4,448	5,311	7,030	9,949	8,086	9,852	6,898	6,600	(34)%	26,738	31,436	18%

Total operating expenses	5,954	5,316	5,136	8,791	4,388	3,827	3,202	3,260	(63)%	25,197	14,677	(42)%

Income (Loss) from Continuing Operations before Income Taxes	(14,920)	(8,548)	(11,462)	(23,703)	(9,022)	2,071	(3,406)	(5,121)	78%	(58,633)	(15,478)	74%
Provision (benefits) for income taxes	(5,770)	(3,323)	(4,526)	(9,002)	(3,686)	712	(1,588)	(2,677)	70%	(22,621)	(7,239)	68%

Income (Loss) from Continuing Operations	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	1,359	(1,818)	(2,444)	83%	(36,012)	(8,239)	77%

Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(30)	52	(109)	(285)	(13)	(37)	49	28	NM	(372)	27	NM

Citi Holding’s Net Income (Loss)	$(9,120)	$(5,277)	$(6,827)	$(14,416)	$(5,323)	$1,396	$(1,867)	$(2,472)	83%	$(35,640)	$(8,266)	77%

Balance Sheet Data (in billions):

Total EOP Assets	$898	$833	$775	$715	$662	$649	$617	$547	(23)%

Total EOP Deposits	$90	$84	$83	$83	$88	$88	$90	$92	11%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$179	$230	$318	$497	$348	$168	$(56)	$(28)	NM	$1,224	$432	(65)%
Non-Interest Revenue	2,211	2,237	1,776	975	1,353	12,171	726	453	(54)%	7,199	14,703	NM
Total Revenues, Net of Interest Expense	2,390	2,467	2,094	1,472	1,701	12,339	670	425	(71)%	8,423	15,135	80%
Total Operating Expenses	2,450	2,002	2,085	2,699	1,546	1,096	358	350	(87)%	9,236	3,350	(64)%
Net Credit Losses	10	—	1	(1)	2	1	—	—	100%	10	3	(70)%
Credit Reserve Build / (Release)	1	9	(3)	1	43	3	(11)	1	—	8	36	NM
Provision for Benefits & Claims	52	45	58	50	41	34	38	42	(16)%	205	155	(24)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	(5)	—	—	(5)	—
Provision for Loan Losses and for Benefits and Claims	63	54	56	50	86	38	27	38	(24)%	223	189	(15)%
Income (loss) from Continuing Operations before Taxes	(123)	411	(47)	(1,277)	69	11,205	285	37	NM	(1,036)	11,596	NM
Income Taxes (benefits)	(9)	144	10	(417)	11	4,391	146	(59)	86%	(272)	4,489	NM
Income (loss) from Continuing Operations	(114)	267	(57)	(860)	58	6,814	139	96	NM	(764)	7,107	NM
Net Income (loss) Attributable to Minority Interests	(11)	49	(98)	(119)	(17)	6	16	7	NM	(179)	12	NM
Net Income (Loss)	$(103)	$218	$41	$(741)	$75	$6,808	$123	$89	NM	$(585)	$7,095	NM
EOP Assets (in billions of dollars)	$68	$65	$62	$58	$52	$56	$59	$35	(40)%

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$45	$44	$42	$36	$33	$37	$37	$35	(3)%

EOP Deposits (in billions of dollars)	$54	$50	$53	$58	$59	$56	$60	$60	3%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$4,596	$4,807	$4,612	$3,888	$3,890	$3,387	$3,453	$2,979	(23)%	$17,903	$13,709	(23)%
Non-Interest Revenue	2,904	1,417	820	1,409	2,563	543	1,194	1,173	(17)%	6,550	5,473	(16)%
Total Revenues, Net of Interest Expense (1)	7,500	6,224	5,432	5,297	6,453	3,930	4,647	4,152	(22)%	24,453	19,182	(22)%
Total Operating Expenses	3,201	3,046	2,847	5,879	2,611	2,524	2,611	2,685	(54)%	14,973	10,431	(30)%
Net Credit Losses	2,647	2,982	3,487	4,035	4,532	5,156	4,929	4,620	14%	13,151	19,237	46%
Credit Reserve Build / (Release)	1,294	1,862	2,702	2,734	1,587	2,812	604	901	(67)%	8,592	5,904	(31)%
Provision for Benefits & Claims	222	213	215	541	278	260	272	245	(55)%	1,191	1,055	(11)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	3	—	—	3	—
Provision for Loan Losses and for Benefits and Claims	4,163	5,057	6,404	7,310	6,397	8,228	5,805	5,769	(21)%	22,934	26,199	14%
Income (loss) from Continuing Operations before Taxes	136	(1,879)	(3,819)	(7,892)	(2,555)	(6,822)	(3,769)	(4,302)	45%	(13,454)	(17,448)	(30)%
Income Taxes (benefits)	11	(673)	(1,534)	(3,004)	(1,136)	(2,629)	(1,670)	(1,970)	34%	(5,200)	(7,405)	(42)%
Income (loss) from Continuing Operations	125	(1,206)	(2,285)	(4,888)	(1,419)	(4,193)	(2,099)	(2,332)	52%	(8,254)	(10,043)	(22)%
Net Income (loss) Attributable to Minority Interests	4	8	1	(1)	5	5	13	9	NM	12	32	NM
Net Income (Loss)	$121	$(1,214)	$(2,286)	$(4,887)	$(1,424)	$(4,198)	$(2,112)	$(2,341)	52%	$(8,266)	$(10,075)	(22)%
Average Assets (in billions of dollars)	$480	$478	$456	$431	$408	$398	$384	$369	(14)%	$461	$390	(15)%
EOP Assets (in billions of dollars)	$484	$469	$452	$416	$396	$392	$376	$358	(14)%

Net Credit Losses as a % of Average Loans	2.79%	3.16%	3.83%	4.54%	5.35%	6.26%	6.11%	5.97%

North America Retail Partners Cards Supplemental Disclosure - Managed Basis (2)
Total GAAP Revenues	$1,881	$1,754	$912	$1,770	$1,527	$789	$1,441	$1,682	(5)%	$6,317	$5,439	(14)%
Net Impact of Credit Card Securitization Activity (2), (3)	646	769	1,687	824	968	1,482	952	733	(11)%	3,926	4,135	5%
Total Managed Revenues	$2,527	$2,523	$2,599	$2,594	$2,495	$2,271	$2,393	$2,415	(7)%	$10,243	$9,574	(7)%

(1)

For Retail Partners Cards, the first quarter of 2008, the third quarter of 2008, the first quarter of 2009 and the fourth quarter of 2009 include releases of $30 million, $23 million, $213 million and approximately $275 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 37 - 39 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

See pages 37 - 39 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)
International Key Indicators
Branches	1,315	1,190	1,171	1,154	865	810	671	605	(48)%
Average Loans (in billions of dollars)	$50.7	$51.3	$48.7	$42.9	$40.0	$40.4	$39.5	$36.3	(15)%
EOP Loans (in billions of dollars)	$52.1	$51.7	$46.8	$43.0	$39.2	$40.3	$37.3	$33.1	(23)%
Net Interest Revenue	$1,219	$1,149	$1,129	$807	$857	$718	$819	$549	(32)%
As a % of Average Loans	9.67%	9.01%	9.22%	7.48%	8.69%	7.13%	8.23%	6.00%	(20)%
Net Credit Losses	$662	$698	$737	$738	$832	$976	$973	$795	8%
As a % of Average Loans	5.25%	5.47%	6.02%	6.84%	8.44%	9.69%	9.77%	8.69%
Loans 90+ Days Past Due	$892	$987	$1,033	$1,152	$1,362	$1,535	$1,447	$1,345	17%
As a % of EOP Loans	1.71%	1.91%	2.21%	2.68%	3.47%	3.81%	3.88%	4.06%
Loans 30-89 Days Past Due	$1,610	$1,634	$1,668	$1,830	$1,948	$1,832	$1,717	$1,467	(20)%
As a % of EOP Loans	3.09%	3.16%	3.56%	4.26%	4.97%	4.55%	4.60%	4.43%

North America Key Indicators - Retail Partners Cards (1)
EOP Open Accounts (in millions)	117.3	116.5	115.6	111.6	107.6	105.7	100.5	99.8	(11)%
Purchase Sales (in billions of dollars)	$28.2	$31.9	$30.6	$29.5	$23.4	$26.7	$25.8	$26.9	(9)%
Average Managed Loans (in billions of dollars)
Securitized	$37.1	$36.2	$37.5	$35.4	$35.1	$37.3	$36.1	$35.0	(1)%
Held for Sale	1.0	1.0	—	—	—	—	—	—	—
On Balance Sheet	29.5	29.4	29.2	30.5	28.6	23.6	23.7	23.2	(24)%
Total	$67.6	$66.6	$66.7	$65.9	$63.7	$60.9	$59.8	$58.2	(12)%

EOP Managed Loans (in billions of dollars)	$66.2	$67.0	$66.5	$66.4	$61.1	$60.4	$58.2	$57.7	(13)%
Managed Average Yield (2)	15.97%	15.97%	16.26%	16.26%	17.53%	18.56%	18.54%	18.65%
Managed Net Interest Revenue (3)	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271	$2,337	$2,234	(2)%
As a % of Avg. Managed Loans	13.28%	13.62%	14.04%	13.76%	14.50%	14.96%	15.50%	15.23%
Managed Net Credit Losses	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150	$2,004	$1,963	21%
As a % of Avg. Managed Loans	7.10%	7.79%	8.70%	9.79%	12.47%	14.16%	13.30%	13.38%
Managed Net Credit Margin (4)	$1,305	$1,204	$1,118	$937	$507	$90	$362	$427	(54)%
As a % of Avg. Managed Loans	7.76%	7.27%	6.67%	5.66%	3.23%	0.59%	2.40%	2.91%
Managed Loans 90+ Days Past Due	$1,556	$1,609	$1,725	$2,130	$2,289	$2,131	$2,104	$2,177	2%
As a % of EOP Managed Loans	2.35%	2.40%	2.59%	3.21%	3.75%	3.53%	3.62%	3.77%
Managed Loans 30-89 Days Past Due	$2,065	$2,010	$2,481	$2,739	$2,533	$2,462	$2,607	$2,403	(12)%
As a % of EOP Managed Loans	3.12%	3.00%	3.73%	4.13%	4.15%	4.08%	4.48%	4.16%

North America Key Indicators (ex Cards)
Branches	2,517	2,526	2,449	2,347	2,341	2,332	2,300	2,261	(4)%
Average Loans (in billions of dollars)	$301.4	$298.8	$284.6	$280.6	$275.0	$266.7	$256.4	$247.5	(12)%
EOP Loans (in billions of dollars)	$300.1	$285.4	$283.8	$276.2	$270.5	$260.3	$251.8	$241.4	(13)%
Net Interest Revenue	$2,629	$2,759	$2,610	$2,124	$2,149	$1,853	$1,728	$1,616	(24)%
As a % of Average Loans	3.51%	3.71%	3.65%	3.01%	3.17%	2.79%	2.67%	2.59%
Net Credit Losses	$1,502	$1,719	$2,104	$2,537	$2,799	$3,308	$3,089	$2,980	17%
As a % of Average Loans	2.00%	2.31%	2.94%	3.60%	4.13%	4.98%	4.78%	4.78%
Loans 90+ Days Past Due (5)	$6,104	$6,915	$8,296	$9,858	$11,881	$12,382	$14,325	$15,597	58%
As a % of EOP Loans	2.06%	2.47%	2.99%	3.65%	4.51%	4.92%	5.88%	6.71%
Loans 30-89 Days Past Due (5)	$7,667	$8,600	$9,180	$10,570	$9,442	$9,867	$10,389	$9,843	(7)%
As a % of EOP Loans	2.59%	3.07%	3.31%	3.91%	3.58%	3.92%	4.27%	4.24%

(1)	See Note (2) on page 23 for a discussion of Managed Basis presentations.

(2)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

(5)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $1.8 billion ($4.2 billion), $1.9 billion ($4.9 billion), $2.3 billion ($6.5 billion), $3.0 billion ($6.2 billion), $3.6 billion ($7.1 billion), $4.3 billion ($8.7 billion), $4.9 billion ($8.3 billion) and $5.4 billion ($9.0 billion) as of of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 , September 30, 2009 and December 31, 2009, respectively.

The amounts excluded for Loans 30-89 Days Past Due (EOP Loans have the same adjustment as above) for each period are: $0.4 billion, $0.5 billion, $0.5 billion, $0.6 billion, $0.6 billion, $0.7 billion, $0.8 billion and $1.0 billion as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 North America (In millions of dollars)

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)
KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$221.7	$217.4	$206.9	$201.8	$197.7	$191.7	$183.7	$177.2	(12)%
EOP Loans (in billions of dollars)	$219.5	$209.0	$203.7	$198.6	$194.5	$186.3	$180.1	$172.4	(13)%
Third Party Mortgage Servicing Portfolio (EOP, in billions)	$646.9	$654.4	$653.1	$653.8	$599.2	$581.2	$571.2	$551.6	(16)%
Net Servicing & Gain/(Loss) on Sale	$203.7	$(362.7)	$39.9	$24.5	$228.6	$58.4	$(22.9)	$(45.8)	NM
Net Interest Revenue on Loans	$1,215	$1,290	$1,207	$806	$911	$727	$653	$604	(25)%
As a % of Avg. Loans	2.20%	2.39%	2.32%	1.59%	1.87%	1.52%	1.41%	1.35%
Net Credit Losses	$887	$1,091	$1,405	$1,669	$1,937	$2,436	$2,225	$2,062	24%
As a % of Avg. Loans	1.61%	2.02%	2.70%	3.29%	3.97%	5.10%	4.81%	4.62%
Loans 90+ Days Past Due (1)	$4,542	$5,380	$6,611	$8,054	$10,011	$10,488	$12,289	$13,541	68%
As a % of EOP Loans	2.11%	2.64%	3.35%	4.19%	5.34%	5.91%	7.15%	8.29%
Loans 30-89 Days Past Due (1)	$5,900	$6,740	$6,930	$8,041	$7,341	$7,651	$8,001	$7,346	(9)%
As a % of EOP Loans	2.74%	3.30%	3.51%	4.18%	3.92%	4.31%	4.66%	4.50%

Auto Loans
Average Loans (in billions of dollars)	$21.2	$21.0	$20.1	$19.2	$18.0	$16.8	$15.6	$14.4	(25)%
EOP Loans (in billions of dollars)	$21.4	$20.4	$19.7	$18.6	$17.3	$16.2	$15.0	$13.8	(26)%
Net Interest Revenue on Loans	$395	$395	$376	$353	$314	$295	$284	$273	(23)%
As a % of Avg. Loans	7.49%	7.57%	7.44%	7.31%	7.07%	7.04%	7.22%	7.52%
Net Credit Losses	$228	$196	$259	$359	$301	$238	$260	$283	(21)%
As a % of Avg. Loans	4.33%	3.75%	5.13%	7.44%	6.78%	5.68%	6.61%	7.80%
Loans 90+ Days Past Due	$215	$265	$350	$345	$256	$241	$274	$270	(22)%
As a % of EOP Loans	1.00%	1.30%	1.78%	1.85%	1.48%	1.49%	1.83%	1.96%
Loans 30-89 Days Past Due	$736	$928	$1,030	$1,215	$836	$1,022	$1,038	$1,139	(6)%
As a % of EOP Loans	3.44%	4.55%	5.23%	6.53%	4.83%	6.31%	6.92%	8.25%

Student Loans
Average Loans (in billions of dollars)	$24.0	$24.9	$23.0	$25.7	$26.5	$26.6	$26.3	$26.3	2%
EOP Loans (in billions of dollars)	$24.5	$21.4	$25.7	$25.6	$26.7	$26.6	$26.5	$26.3	3%
Net Interest Revenue on Loans	$93	$124	$88	$49	$102	$61	$68	$76	55%
As a % of Avg. Loans	1.56%	2.00%	1.52%	0.76%	1.56%	0.92%	1.03%	1.15%
Net Credit Losses	$13	$16	$18	$23	$20	$27	$26	$28	22%
As a % of Avg. Loans	0.22%	0.26%	0.31%	0.36%	0.31%	0.41%	0.39%	0.42%
Loans 90+ Days Past Due	$796	$699	$662	$703	$829	$863	$860	$875	24%
As a % of EOP Loans	3.25%	3.27%	2.58%	2.75%	3.10%	3.24%	3.25%	3.33%
Loans 30-89 Days Past Due	$582	$423	$567	$687	$661	$565	$679	$774	13%
As a % of EOP Loans	2.38%	1.98%	2.21%	2.68%	2.48%	2.12%	2.56%	2.94%

Personal Loans & Other
Average Loans (in billions of dollars)	$19.3	$20.6	$22.7	$22.2	$21.3	$20.4	$19.8	$18.8	(15)%
EOP Loans (in billions of dollars)	$19.4	$22.5	$23.0	$21.9	$20.6	$20.1	$19.3	$18.3	(16)%
Net Interest Revenue on Loans	$785	$806	$816	$791	$713	$671	$671	$628	(21)%
As a % of Avg. Loans	16.36%	15.74%	14.30%	14.17%	13.58%	13.19%	13.45%	13.25%
Net Credit Losses	$373	$414	$413	$474	$536	$568	$510	$513	8%
As a % of Avg. Loans	7.77%	8.08%	7.24%	8.49%	10.21%	11.17%	10.22%	10.83%
Loans 90+ Days Past Due	$516	$515	$604	$685	$668	$616	$645	$556	(19)%
As a % of EOP Loans	2.66%	2.29%	2.63%	3.13%	3.24%	3.06%	3.34%	3.04%
Loans 30-89 Days Past Due	$416	$448	$580	$541	$462	$476	$477	$438	(19)%
As a % of EOP Loans	2.14%	1.99%	2.52%	2.47%	2.24%	2.37%	2.47%	2.39%

Commercial Real Estate
Average Loans (in billions of dollars)	$15.0	$15.0	$11.9	$11.7	$11.4	$11.2	$11.0	$10.7	(9)%
EOP Loans (in billions of dollars)	$15.2	$12.1	$11.8	$11.5	$11.3	$11.1	$10.8	$10.6	(8)%
Net Interest Revenue on Loans	$57	$62	$39	$35	$44	$30	$33	$34	(3)%
As a % of Avg. Loans	1.53%	1.66%	1.30%	1.19%	1.57%	1.07%	1.19%	1.26%
Net Credit Losses	$2	$2	$10	$12	$6	$39	$67	$94	NM
As a % of Avg. Loans	0.05%	0.05%	0.33%	0.41%	0.21%	1.40%	2.42%	3.49%
Loans 90+ Days Past Due	$36	$56	$69	$71	$117	$174	$257	$355	NM
As a % of EOP Loans	0.24%	0.46%	0.58%	0.62%	1.04%	1.57%	2.38%	3.35%
Loans 30-89 Days Past Due	$34	$61	$73	$86	$142	$153	$194	$146	70%
As a % of EOP Loans	0.22%	0.50%	0.62%	0.75%	1.26%	1.38%	1.80%	1.38%

(1)

The 90 Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortrgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies. See Local Consumer Lending on page 23.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$822	$892	$836	$782	$1,145	$940	$627	$461	(41)%	$3,332	$3,173	(5)%
Non-Interest Revenue	(15,230)	(7,504)	(7,658)	(12,514)	(5,847)	(1,459)	750	(299)	98%	(42,906)	(6,855)	84%
Total Revenues, Net of Interest Expense	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	(519)	1,377	162	NM	(39,574)	(3,682)	91%
Total Operating Expenses	303	268	204	213	231	207	233	225	6%	988	896	(9)%

Net Credit Losses	51	39	115	704	1,511	1,638	1,321	950	35%	909	5,420	NM
Credit Reserve Build / (Release)	171	229	525	1,919	64	(104)	(255)	(188)	NM	2,844	(483)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments		(68)	(70)	(34)	28	52	—	31	NM	(172)	111	NM
Provision for Loan Losses and for Benefits and Claims	222	200	570	2,589	1,603	1,586	1,066	793	(69)%	3,581	5,048	41%
Income (loss) from Continuing Operations before Taxes	(14,933)	(7,080)	(7,596)	(14,534)	(6,536)	(2,312)	78	(856)	94%	(44,143)	(9,626)	78%
Income Taxes (benefits)	(5,772)	(2,794)	(3,002)	(5,581)	(2,561)	(1,050)	(64)	(648)	88%	(17,149)	(4,323)	75%
Income (loss) from Continuing Operations	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	(1,262)	142	(208)	98%	(26,994)	(5,303)	80%
Net Income (loss) Attributable to Minority Interests	(23)	(5)	(12)	(165)	(1)	(48)	20	12	NM	(205)	(17)	92%
Net Income (Loss)	$(9,138)	$(4,281)	$(4,582)	$(8,788)	$(3,974)	$(1,214)	$122	$(220)	97%	$(26,789)	$(5,286)	80%

EOP Assets (in billions of dollars)	$346	$299	$261	$241	$214	$201	$182	$154	(36)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2008	2009	2009 (5)	2008	2009	2009 (5)	2008		2009		2009 (5)
Assets:

Deposits with Banks (6)	$119,228	$190,269	$219,321	$745	$313	$352	2.49%		0.65%		0.64%
Fed Funds Sold and Resale Agreements (7)	206,264	211,546	225,066	1,399	728	677	2.70%		1.37%		1.19%
Trading Account Assets (8)	300,740	267,916	287,479	3,884	2,654	2,197	5.14%		3.93%		3.03%
Investments (1)	218,480	263,224	274,508	2,886	3,283	3,225	5.26%		4.95%		4.66%
Consumer Loans	483,720	450,193	442,803	10,377	8,685	8,490	8.53%		7.65%		7.61%
Corporate Loans	217,660	188,488	177,335	4,076	2,916	2,582	7.45%		6.14%		5.78%
Total Loans (net of Unearned Income) (9)	701,380	638,681	620,138	14,453	11,601	11,072	8.20%		7.21%		7.08%
Other Interest-Earning Assets	74,364	43,869	45,912	504	99	180	2.70%		0.90%		1.56%

Total Average Interest-Earning Assets	$1,620,456	$1,615,505	$1,672,424	$23,871	$18,678	$17,703	5.86%		4.59%		4.20%

Liabilities:

Deposits	$662,843	$695,397	$720,411	$4,080	$2,298	$2,160	2.45%		1.31%		1.19%
Fed Funds Purchased and Repurchase Agreements (7)	258,644	203,943	189,856	1,706	772	626	2.62%		1.50%		1.31%
Trading Account Liabilities (8)	62,807	60,635	71,698	193	43	69	1.22%		0.28%		0.38%
Short-Term Borrowings	190,067	139,459	131,341	678	350	297	1.42%		1.00%		0.90%
Long-Term Debt (10)	341,202	346,057	365,991	3,943	3,217	3,390	4.60%		3.69%		3.67%

Total Average Interest-Bearing Liabilities	$1,515,563	$1,445,491	$1,479,297	$10,600	$6,680	$6,542	2.78%		1.83%		1.75%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$13,271	$11,998	$11,161	3.26%		2.95%		2.65%

4Q09 Increase (Decrease) From							(61	)bps	(30	)bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $159 million for the 2008 fourth quarter, $387 million for the 2009 third quarter and $186 million for the 2009 fourth quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)	Average Rate % is calculated as annualized interest over average volumes.

(5)	Preliminary

(6)	Beginning with the fourth quarter of 2008, Deposits held with the Federal Reserve are interest-earning and are classified as Deposits with Banks.

(7)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(8)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(9)	Nonperforming loans are included in the average loan balances.

(10)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

									December 31, 2009
									vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	December 31, 2008
	2008	2008	2008	2008	2009	2009	2009	2009	Inc (Decr)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$125.8	$123.7	$123.6	$127.6	$131.0	$139.1	$144.7	$143.7	13%
EMEA	11.6	12.0	10.5	8.9	8.5	9.3	9.8	10.1	13%
Latin America	41.1	41.6	38.7	35.3	35.3	36.7	36.5	41.4	17%
Asia	98.7	96.7	89.6	86.8	84.2	89.2	94.2	94.5	9%
Total	$277.2	$274.0	$262.4	$258.6	$259.0	$274.3	$285.2	$289.7	12%

ICG
Securities and Banking	$168.2	$125.3	$112.3	$123.3	$124.7	$117.9	$120.5	$117.6	(5)%
Transaction Services	279.7	281.7	307.9	290.9	276.4	309.5	321.9	324.1	11%
Total	$447.9	$407.0	$420.2	$414.2	$401.1	$427.4	$442.4	$441.7	7%

Total Citicorp	$725.1	$681.0	$682.6	$672.8	$660.1	$701.7	$727.6	$731.4	9%

Citi Holdings Deposits

Brokerage and Asset Management	$54.1	$49.7	$52.8	$57.9	$58.6	$56.3	$59.7	$59.9	3%
Local Consumer Lending	35.9	33.8	30.2	25.1	29.7	31.5	30.4	31.6	26%

Total Citi Holdings	$90.0	$83.5	$83.0	$83.0	$88.3	$87.8	$90.1	$91.5	10%

Corporate/Other Deposits	$0.3	$23.4	$14.7	$18.4	$14.3	$15.2	$14.9	$13.0	(29)%

Deposits Related to Discontinued Operations	$15.8	$15.7	$—	$—	$—	$—	$—	$—	—

Total Citigroup Deposits	$831.2	$803.6	$780.3	$774.2	$762.7	$804.7	$832.6	$835.9	8%

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)								EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2009

Citicorp
Total	$1,612	$1,742	$1,690	$1,710	$1,898	$2,218	$1,990	$1,935	$124.7
Ratio	1.25%	1.32%	1.33%	1.41%	1.68%	1.89%	1.60%	1.55%

Retail Bank
Total	$621	$647	$616	$584	$692	$831	$749	$789	$80.7
Ratio	0.76%	0.77%	0.77%	0.77%	0.96%	1.10%	0.94%	0.98%
North America	$37	$54	$54	$84	$99	$97	$93	$107	$7.2
Ratio	1.48%	1.47%	1.10%	1.29%	1.41%	1.35%	1.24%	1.49%
EMEA	$33	$46	$35	$47	$58	$70	$62	$60	$5.2
Ratio	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%	1.09%	1.15%
Latin America	$331	$310	$323	$239	$280	$360	$324	$382	$18.2
Ratio	2.03%	1.79%	1.89%	1.52%	1.82%	2.18%	1.83%	2.10%
Asia	$220	$237	$204	$214	$255	$304	$270	$240	$50.1
Ratio	0.39%	0.43%	0.40%	0.45%	0.57%	0.66%	0.55%	0.48%

Citi-Branded Cards
Total	$991	$1,095	$1,074	$1,126	$1,206	$1,387	$1,241	$1,146	$44.0
Ratio	2.10%	2.29%	2.31%	2.47%	2.95%	3.29%	2.80%	2.60%
North America	$174	$171	$174	$263	$286	$248	$241	$238	$11.1
Ratio	1.35%	1.47%	1.38%	1.84%	2.38%	2.21%	1.94%	2.14%
EMEA	$20	$19	$35	$36	$56	$94	$85	$80	$3.0
Ratio	0.75%	0.61%	1.12%	1.28%	2.22%	3.35%	2.83%	2.67%
Latin America	$542	$631	$603	$566	$554	$695	$600	$555	$12.2
Ratio	3.74%	4.10%	4.31%	4.80%	5.04%	5.89%	5.04%	4.55%
Asia	$255	$274	$262	$261	$310	$350	$315	$273	$17.7
Ratio	1.49%	1.53%	1.57%	1.57%	2.04%	2.15%	1.85%	1.54%

Citi Holdings - Local Consumer Lending (2)	$7,632	$8,600	$10,139	$12,027	$14,199	$14,834	$16,657	$17,793	$293.4
Ratio	2.04%	2.39%	2.87%	3.51%	4.36%	4.71%	5.51%	6.26%

International	$892	$987	$1,033	$1,152	$1,362	$1,535	$1,447	$1,345	$33.1
Ratio	1.71%	1.91%	2.21%	2.68%	3.47%	3.81%	3.88%	4.06%
North America Retail Partners Cards	$636	$698	$810	$1,017	$956	$917	$885	$851	$18.9
Ratio	2.39%	2.52%	2.73%	3.38%	4.09%	4.06%	4.08%	4.50%
North America (excluding Cards) (2)	$6,104	$6,915	$8,296	$9,858	$11,881	$12,382	$14,325	$15,597	$241.4
Ratio	2.06%	2.47%	2.99%	3.65%	4.51%	4.92%	5.88%	6.71%

Total Citigroup (excluding Special Asset Pool) (2)	$9,244	$10,342	$11,829	$13,737	$16,097	$17,052	$18,647	$19,728	$418.1
Ratio	1.83%	2.10%	2.46%	2.96%	3.66%	3.94%	4.37%	4.82%

(1)	The ratio of 90+ days past due is calculated based on end-of-period loans, net of unearned income.

(2)

The 90 Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies. See Local Consumer Lending on page 23.

This table presents consumer credit information on a held basis.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOAND 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)								EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009	2009

Citicorp
Total	$2,366	$2,512	$2,396	$2,567	$2,603	$2,539	$2,386	$2,325	$124.7
Ratio	1.83%	1.91%	1.89%	2.11%	2.30%	2.16%	1.92%	1.86%

Retail Bank
Total	$1,032	$1,053	$999	$1,111	$1,092	$1,068	$1,002	$1,011	$80.7
Ratio	1.25%	1.26%	1.24%	1.46%	1.51%	1.41%	1.25%	1.25%
North America	$51	$73	$58	$100	$93	$87	$80	$82	$7.2
Ratio	2.04%	1.97%	1.18%	1.54%	1.33%	1.21%	1.07%	1.14%
EMEA	$136	$152	$165	$194	$213	$235	$230	$203	$5.2
Ratio	1.97%	2.03%	2.29%	3.08%	3.87%	4.12%	4.04%	3.90%
Latin America	$326	$349	$332	$261	$290	$322	$299	$300	$18.2
Ratio	2.00%	2.02%	1.94%	1.66%	1.88%	1.95%	1.69%	1.65%
Asia	$519	$479	$444	$556	$496	$424	$393	$426	$50.1
Ratio	0.92%	0.87%	0.87%	1.17%	1.11%	0.92%	0.80%	0.85%

Citi-Branded Cards
Total	$1,334	$1,459	$1,397	$1,456	$1,511	$1,471	$1,384	$1,314	$44.0
Ratio	2.83%	3.04%	3.01%	3.20%	3.71%	3.49%	3.12%	2.98%
North America	$172	$165	$184	$277	$278	$226	$241	$251	$11.1
Ratio	1.33%	1.42%	1.46%	1.94%	2.32%	2.02%	1.94%	2.26%
EMEA	$80	$90	$98	$118	$126	$141	$150	$135	$3.0
Ratio	2.96%	2.90%	3.16%	4.21%	5.04%	5.04%	5.00%	4.50%
Latin America	$692	$782	$739	$636	$681	$683	$595	$558	$12.2
Ratio	4.77%	5.08%	5.28%	5.39%	6.19%	5.79%	5.00%	4.57%
Asia	$390	$422	$376	$425	$426	$421	$398	$370	$17.7
Ratio	2.28%	2.36%	2.25%	2.56%	2.80%	2.58%	2.34%	2.09%

Citi Holdings - Local Consumer Lending (2)	$10,205	$11,157	$12,045	$13,743	$12,488	$12,735	$13,189	$12,258	$293.4
Ratio	2.72%	3.10%	3.40%	4.01%	3.83%	4.05%	4.36%	4.31%

International	$1,610	$1,634	$1,668	$1,830	$1,948	$1,832	$1,717	$1,467	$33.1
Ratio	3.09%	3.16%	3.56%	4.26%	4.97%	4.55%	4.60%	4.43%
North America Retail Partners Cards	$928	$923	$1,197	$1,343	$1,098	$1,036	$1,083	$948	$18.9
Ratio	3.49%	3.33%	4.03%	4.46%	4.69%	4.54%	4.99%	5.02%
North America (excluding Cards) (2)	$7,667	$8,600	$9,180	$10,570	$9,442	$9,867	$10,389	$9,843	$241.4
Ratio	2.59%	3.07%	3.31%	3.91%	3.58%	3.92%	4.27%	4.24%

Total Citigroup (excluding Special Asset Pool) (2)	$12,571	$13,669	$14,441	$16,310	$15,091	$15,274	$15,575	$14,583	$418.1
Ratio	2.49%	2.78%	3.01%	3.51%	3.44%	3.53%	3.65%	3.56%

(1)	The ratio of 30-89 days past due is calculated based on end-of-period loans, net of unearned income.

(2)

The 30-89 Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies. See Local Consumer Lending on page 23.

This table presents consumer credit information on a held basis.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Total Citigroup
Allowance for Loan Losses at Beginning of Period	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416		$16,117	$29,616

Gross Credit (Losses)	(4,100)	(4,769)	(5,343)	(6,548)	(7,660)	(8,773)	(8,449)	(7,902)	(21)%	(20,760)	(32,784)	(58)%
Gross Recoveries	462	459	423	405	378	418	480	767	89%	1,749	2,043	17%
Net Credit (Losses) / Recoveries (NCL’s)	(3,638)	(4,310)	(4,920)	(6,143)	(7,282)	(8,355)	(7,969)	(7,135)	(16)%	(19,011)	(30,741)	(62)%
NCL’s	3,638	4,310	4,920	6,143	7,282	8,355	7,969	7,135	16%	19,011	30,741	62%
Net Reserve Builds / (Releases)	1,804	2,543	3,422	3,528	2,262	2,921	113	445	(87)%	11,297	5,741	(49)%
Net Specific Reserve Builds / (Releases)	135	130	601	2,500	371	957	689	261	(90)%	3,366	2,278	(32)%
Provision for Loan Losses	5,577	6,983	8,943	12,171	9,915	12,233	8,771	7,841	(36)%	33,674	38,760	15%
Other (3) (4)	201	(153)	(795)	(417)	(546)	359	(326)	(1,089)		(1,164)	(1,602)
Allowance for Loan Losses at End of Period (1) (2) (a)	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416	$36,033		$29,616	$36,033
Allowance for Unfunded Lending Commitments (5) (a)	$1,250	$1,107	$957	$887	$947	$1,082	$1,074	$1,157		$887	$1,157
Provision for Unfunded Lending Commitments	$—	$(143)	$(150)	$(70)	$60	$135	$—	$49		$(363)	$244

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$19,507	$21,884	$24,962	$30,503	$32,650	$37,022	$37,490	$37,190		$30,503	$37,190
Total Allowance for Loan Losses as a Percentage of Total Loans	2.31%	2.78%	3.35%	4.27%	4.82%	5.60%	5.85%	6.09%

Allowance for Loan Losses at End of Period (1):
Citicorp	$5,461	$6,143	$6,651	$7,684	$8,520	$10,046	$10,286	$10,066
Citi Holdings	12,796	14,634	17,354	21,932	23,183	25,894	26,130	25,967
Total Citigroup	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416	$36,033

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million, $2,760 million, $3,810 million, $4,587 million and $4,819 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$12,493	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969	$28,420		$12,493	$22,204

Net Credit (Losses) / Recoveries (NCL’s)	(3,538)	(3,948)	(4,598)	(5,077)	(5,711)	(6,607)	(6,428)	(6,060)	(19)%	(17,161)	(24,806)	(45)%
NCL’s	3,538	3,948	4,598	5,077	5,711	6,607	6,428	6,060	19%	17,161	24,806	45%
Net Reserve Builds / (Releases)	1,788	2,213	3,121	2,781	1,739	2,401	128	722	(74)%	9,903	4,990	(50)%
Net Specific Reserve Builds / (Releases)	(1)	33	112	734	560	1,002	765	295	(60)%	878	2,622	NM
Provision for Loan Losses	5,325	6,194	7,831	8,592	8,010	10,010	7,321	7,077	(18)%	27,942	32,418	16%
Other (3) (4)	172	(156)	(689)	(397)	(467)	530	(442)	(1,040)		(1,070)	(1,419)	(33)%
Allowance for Loan Losses at End of Period (1) (2) (a)	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969	$28,420	$28,397		$22,204	$28,397
Consumer Allowance for Unfunded Lending Commitments (5) (a)	$—	$—	$—	$—	$—	$—	$—	$6		$—	$6
Provision for Unfunded Lending Commitments	$—	$—	$—	$—	$—	$—	$—	$(6)		$—	$(6)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969	$28,420	$28,403		$22,204	$28,403

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans	2.62%	3.15%	3.83%	4.61%	5.29%	6.25%	6.44%	6.70%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$3,624	$3,805	$4,235	$4,919	$7,412	$7,667	$7,971	$7,996		$3,624	$7,412

Net Credit (Losses) / Recoveries (NCL’s)	(100)	(362)	(322)	(1,066)	(1,571)	(1,748)	(1,541)	(1,075)	(1)%	(1,850)	(5,935)	NM
NCL’s	100	362	322	1,066	1,571	1,748	1,541	1,075	1%	1,850	5,935	NM
Net Reserve Builds / (Releases)	16	330	301	747	523	520	(15)	(277)	NM	1,394	751	(46)%
Net Specific Reserve Builds / (Releases)	136	97	489	1,766	(189)	(45)	(76)	(34)	NM	2,488	(344)	NM
Provision for Loan Losses	252	789	1,112	3,579	1,905	2,223	1,450	764	(79)%	5,732	6,342	11%
Other (3)	29	3	(106)	(20)	(79)	(171)	116	(49)		(94)	(183)
Allowance for Loan Losses at End of Period (1) (b)	$3,805	$4,235	$4,919	$7,412	$7,667	$7,971	$7,996	$7,636		$7,412	$7,636
Corporate Allowance for Unfunded Lending Commitments (5) (b)	$1,250	$1,107	$957	$887	$947	$1,082	$1,074	$1,151		$887	$1,151
Provision for Unfunded Lending Commitments	$—	$(143)	$(150)	$(70)	$60	$135	$—	$55		$(363)	$250

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$5,055	$5,342	$5,876	$8,299	$8,614	$9,053	$9,070	$8,787		$8,299	$8,787

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans	1.60%	1.91%	2.25%	3.48%	3.77%	4.11%	4.42%	4.56%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million, $2,760 million, $3,810 million, $4,587 million and $4,819 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfer to held-for-sale of U.S. Real Estate Lending Loans.

(5)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Citicorp
Net Credit Losses	$929	$1,289	$1,317	$1,406	$1,237	$1,560	$1,718	$1,564	11%	$4,941	$6,079	23%
Credit Reserve Build / (Release)	474	573	799	1,373	940	1,165	465	(8)	(101)%	3,219	2,562	(20)%

Consumer Banking
Net Credit Losses	$863	$981	$1,096	$1,084	$1,160	$1,392	$1,426	$1,378	27%	$4,024	$5,356	33%
Credit Reserve Build / (Release)	450	382	514	724	664	592	319	130	(82)%	2,070	1,705	(18)%
North America Consumer Banking
Net Credit Losses	145	136	144	190	258	305	280	308	62%	615	1,151	87%
Credit Reserve Build / (Release)	169	126	(9)	177	242	130	30	44	(75)%	463	446	(4)%
Retail Banking
Net Credit Losses	25	27	35	58	56	86	79	88	52%	145	309	NM
Credit Reserve Build / (Release)	17	—	36	84	21	20	29	11	(87)%	137	81	(41)%
Citi-Branded Cards
Net Credit Losses	120	109	109	132	202	219	201	220	67%	470	842	79%
Credit Reserve Build / (Release)	152	126	(45)	93	221	110	1	33	(65)%	326	365	12%
EMEA Consumer Banking
Net Credit Losses	47	48	55	87	89	121	139	138	59%	237	487	NM
Credit Reserve Build / (Release)	16	15	33	11	72	158	67	10	(9)%	75	307	NM
Retail Banking
Net Credit Losses	30	31	36	63	60	74	84	84	33%	160	302	89%
Credit Reserve Build / (Release)	8	8	16	(8)	36	86	38	(25)	NM	24	135	NM
Citi-Branded Cards
Net Credit Losses	17	17	19	24	29	47	55	54	NM	77	185	NM
Credit Reserve Build / (Release)	8	7	17	19	36	72	29	35	84%	51	172	NM
Latin America Consumer Banking
Net Credit Losses	466	555	640	544	541	612	656	626	15%	2,205	2,435	10%
Credit Reserve Build / (Release)	237	157	301	421	166	154	141	(3)	(101)%	1,116	458	(59)%
Retail Banking
Net Credit Losses	100	128	147	113	112	140	113	150	33%	488	515	6%
Credit Reserve Build / (Release)	(16)	26	14	105	7	32	60	(36)	NM	129	63	(51)%
Citi-Branded Cards
Net Credit Losses	366	427	493	431	429	472	543	476	10%	1,717	1,920	12%
Credit Reserve Build / (Release)	253	131	287	316	159	122	81	33	(90)%	987	395	(60)%
Asia Consumer Banking
Net Credit Losses	205	242	257	263	272	354	351	306	16%	967	1,283	33%
Credit Reserve Build / (Release)	28	84	189	115	184	150	81	79	(31)%	416	494	19%
Retail Banking
Net Credit Losses	70	95	99	101	95	114	103	77	(24)%	365	389	7%
Credit Reserve Build / (Release)	4	43	29	34	92	46	(20)	43	26%	110	161	46%
Citi-Branded Cards
Net Credit Losses	135	147	158	162	177	240	248	229	41%	602	894	49%
Credit Reserve Build / (Release)	24	41	160	81	92	104	101	36	(56)%	306	333	9%

Institutional Clients Group (ICG)
Net Credit Losses	66	308	221	322	77	168	292	186	(42)%	917	723	(21)%
Credit Reserve Build / (Release)	24	191	285	649	276	573	146	(138)	NM	1,149	857	(25)%
Securities and Banking
Net Credit Losses	65	305	223	306	74	171	294	181	(41)%	899	720	(20)%
Credit Reserve Build / (Release)	23	183	288	632	278	565	151	(141)	NM	1,126	853	(24)%
Transaction Services
Net Credit Losses	1	3	(2)	16	3	(3)	(2)	5	—	18	3	(83)%
Credit Reserve Build / (Release)	1	8	(3)	17	(2)	8	(5)	3	(82)%	23	4	(83)%

Total Citicorp Provision for Loan Losses	$1,403	$1,862	$2,116	$2,779	$2,177	$2,725	$2,183	$1,556	(44)%	$8,160	$8,641	6%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

									4Q09 vs.	Full	Full	FY 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/	Year	Year	FY 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Citi Holdings
Net Credit Losses	$2,708	$3,021	$3,603	$4,738	$6,045	$6,795	$6,250	$5,570	18%	$14,070	$24,660	75%
Credit Reserve Build / (Release)	1,466	2,100	3,224	4,654	1,694	2,711	338	714	(85)%	11,444	5,457	(52)%

Brokerage and Asset Management
Net Credit Losses	10	—	1	(1)	2	1	—	—	100%	10	3	(70)%
Credit Reserve Build / (Release)	1	9	(3)	1	43	3	(11)	1	0%	8	36	NM
Local Consumer Lending
Net Credit Losses	2,647	2,982	3,487	4,035	4,532	5,156	4,929	4,620	14%	13,151	19,237	46%
Credit Reserve Build / (Release)	1,294	1,862	2,702	2,734	1,587	2,812	604	901	(67)%	8,592	5,904	(31)%
Special Asset Pool
Net Credit Losses	51	39	115	704	1,511	1,638	1,321	950	35%	909	5,420	NM
Credit Reserve Build / (Release)	171	229	525	1,919	64	(104)	(255)	(188)	NM	2,844	(483)	NM
Total Citi Holdings Provision for Loan Losses	$4,174	$5,121	$6,827	$9,392	$7,739	$9,506	$6,588	$6,284	(33)%	$25,514	$30,117	18%

Total Citicorp Provision for Loan Losses from Prior Page	$1,403	$1,862	$2,116	$2,779	$2,177	$2,725	$2,183	$1,556	(44)%	$8,160	$8,641	6%

Corporate / Other	—	—	—	—	(1)	2	—	1	—	—	2	—

Total Citigroup Provision for Loan Losses	$5,577	$6,983	$8,943	$12,171	$9,915	$12,233	$8,771	$7,841	(36)%	$33,674	$38,760	15%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1
TOTAL CITIGROUP
(In millions of dollars)

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$467	$544	$851	$2,660	$3,789	$3,499	$5,263	$5,621	NM
EMEA	1,248	1,557	1,406	6,330	6,479	7,690	7,969	6,308	0%
Latin America	68	74	125	229	300	230	416	569	NM
Asia	160	40	357	513	639	1,013	1,128	1,047	NM
Total	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	$14,776	$13,545	39%

Consumer Non-Accrual Loans By Region (2)
North America	$5,618	$6,400	$7,941	$9,617	$11,687	$12,154	$14,609	$15,555	62%
EMEA	775	856	904	948	1,128	1,356	1,314	1,159	22%
Latin America	1,296	1,441	1,343	1,290	1,338	1,520	1,342	1,340	4%
Asia	703	714	616	710	751	784	643	585	(18)%
Total	$8,392	$9,411	$10,804	$12,565	$14,904	$15,814	$17,908	$18,639	48%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$546	$487	$404	$337	$272	$258	$258	$112	(67)%
Regional Consumer Banking	33	25	21	34	35	33	26	36	6%
Brokerage and Asset Management	1	1	1	1	1	1	1	—	—
Local Consumer Lending	885	1,009	1,091	1,021	853	662	579	528	(48)%
Special Asset Pool	—	—	—	—	—	1	5	813	—
Corporate/Other	88	88	85	40	41	14	15	11	(73)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,553	$1,610	$1,602	$1,433	$1,202	$969	$884	$1,500	5%

OREO By Region:
North America	$1,483	$1,528	$1,525	$1,349	$1,115	$789	$682	$1,294	(4)%
EMEA	48	63	61	66	65	97	105	121	83%
Latin America	19	17	14	16	20	29	40	45	NM
Asia	3	2	2	2	2	54	57	40	NM
Total	$1,553	$1,610	$1,602	$1,433	$1,202	$969	$884	$1,500	5%

Other Repossessed Assets (4)	$107	$94	$81	$78	$78	$72	$76	$73	(6)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	$14,776	$13,545	39%
Consumer Non-Accrual Basis Loans	8,392	9,411	10,804	12,565	14,904	15,814	17,908	18,639	48%
Non-Accrual Loans (NAL)	10,335	11,626	13,543	22,297	26,111	28,246	32,684	32,184	44%
OREO	1,553	1,610	1,602	1,433	1,202	969	884	1,500	5%
Other Repossessed Assets	107	94	81	78	78	72	76	73	(6)%
Non-Accrual Assets (NAA)	$11,995	$13,330	$15,226	$23,808	$27,391	$29,287	$33,644	$33,757	42%

NAL as a % of Total Loans	1.31%	1.56%	1.89%	3.21%	3.97%	4.40%	5.25%	5.44%
NAA as a % of Total Assets	0.55%	0.63%	0.74%	1.23%	1.50%	1.58%	1.78%	1.82%

Allowance for Loan Losses as a % of NAL	177%	179%	177%	133%	121%	127%	111%	112%

(1)

Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2
TOTAL CITICORP
(In millions of dollars)

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$51	$103	$180	$390	$690	$716	$992	$1,156	NM
EMEA	100	124	115	504	548	1,752	1,472	1,137	NM
Latin America	21	22	37	68	89	80	150	285	NM
Asia	149	31	273	402	498	497	385	347	(14)%
Total	$321	$280	$605	$1,364	$1,825	$3,045	$2,999	$2,925	NM

Consumer Non-Accrual Loans By Region (2)
North America	$241	$247	$71	$119	$154	$177	$262	$207	74%
EMEA	152	150	155	129	174	170	251	228	77%
Latin America	1,285	1,429	1,331	1,281	1,331	1,512	1,310	1,300	1%
Asia	317	332	246	300	345	410	309	308	3%
Total	$1,995	$2,158	$1,803	$1,829	$2,004	$2,269	$2,132	$2,043	12%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$546	$487	$404	$337	$272	$258	$258	$112	(67)%
Regional Consumer Banking	33	25	21	34	35	33	26	36	6%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$579	$512	$425	$371	$307	$291	$284	$148	(60)%

OREO By Region:
North America	$558	$494	$410	$354	$286	$193	$173	$60	(83)%
EMEA	—	—	—	—	—	16	15	13	—
Latin America	18	16	13	15	19	28	39	35	NM
Asia	3	2	2	2	2	54	57	40	NM
Total	$579	$512	$425	$371	$307	$291	$284	$148	(60)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$321	$280	$605	$1,364	$1,825	$3,045	$2,999	$2,925	NM
Consumer Non-Accrual Basis Loans	1,995	2,158	1,803	1,829	2,004	2,269	2,132	2,043	12%
Non-Accrual Loans (NAL)	2,316	2,438	2,408	3,193	3,829	5,314	5,131	4,968	56%
OREO	579	512	425	371	307	291	284	148	(60)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$2,895	$2,950	$2,833	$3,564	$4,136	$5,605	$5,415	$5,116	44%

NAA as a % of Total Assets	0.24%	0.25%	0.24%	0.36%	0.43%	0.57%	0.53%	0.47%

Allowance for Loan Losses as a % of NAL	236%	252%	276%	241%	223%	189%	200%	203%

N/A	Not Available at the Citicorp level. See “Non-Performing Assets - Page 1” (on page 34) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

									4Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$416	$441	$671	$2,270	$3,099	$2,783	$4,271	$4,465	97%
EMEA	1,148	1,433	1,291	5,826	5,931	5,938	6,497	5,171	(11)%
Latin America	47	52	88	161	211	150	266	284	76%
Asia	11	9	84	111	141	516	743	700	NM
Total	$1,622	$1,935	$2,134	$8,368	$9,382	$9,387	$11,777	$10,620	27%

Consumer Non-Accrual Loans By Region (2)
North America	$5,377	$6,153	$7,870	$9,498	$11,533	$11,977	$14,347	$15,348	62%
EMEA	623	706	749	819	954	1,186	1,063	931	14%
Latin America	11	12	12	9	7	8	32	40	NM
Asia	386	382	370	410	406	374	334	277	(32)%
Total	$6,397	$7,253	$9,001	$10,736	$12,900	$13,545	$15,776	$16,596	55%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$1	$1	$1	$1	$1	$1	$1	$—	(100)%
Local Consumer Lending	885	1,009	1,091	1,021	853	662	579	528	(48)%
Special Asset Pool	—	—	—	—	—	1	5	813	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$886	$1,010	$1,092	$1,022	$854	$664	$585	$1,341	31%

OREO By Region:
North America	$837	$946	$1,030	$955	$788	$582	$494	$1,223	28%
EMEA	48	63	61	66	65	81	90	108	64%
Latin America	1	1	1	1	1	1	1	10	NM
Asia	—	—	—	—	—	—	—	—	—
Total	$886	$1,010	$1,092	$1,022	$854	$664	$585	$1,341	31%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,622	$1,935	$2,134	$8,368	$9,382	$9,387	$11,777	$10,620	27%
Consumer Non-Accrual Basis Loans	6,397	7,253	9,001	10,736	12,900	13,545	15,776	16,596	55%
Non-Accrual Loans (NAL)	8,019	9,188	11,135	19,104	22,282	22,932	27,553	27,216	42%
OREO	886	1,010	1,092	1,022	854	664	585	1,341	31%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$8,905	$10,198	$12,227	$20,126	$23,136	$23,596	$28,138	$28,557	42%

NAA as a % of Total Assets	0.99%	1.22%	1.58%	2.81%	3.49%	3.64%	4.56%	5.22%

Allowance for Loan Losses as a % of NAL	160%	159%	156%	115%	104%	113%	95%	95%

N/A	Not Available at the Citi Holdings level. See “Non-Performing Assets - Page 1” (on page 34) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 1 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$118.1	$119.2	$118.4	$113.5	$110.6	$110.8	$112.7	$114.2
Impact from Credit Card Securitizations	68.8	71.2	71.3	70.2	67.5	68.7	69.9	68.8
Average Loans	$49.3	$48.0	$47.1	$43.3	$43.1	$42.1	$42.8	$45.4

EOP Managed Loans - as disclosed	$118.0	$119.7	$117.5	$115.0	$109.0	$112.8	$115.1	$115.6
Impact from Credit Card Securitizations	70.8	71.7	71.1	69.5	68.3	70.7	70.8	71.6
EOP Loans	$47.2	$48.0	$46.4	$45.5	$40.7	$42.1	$44.3	$44.0

Managed Average Yield - as disclosed	14.04%	14.14%	14.29%	13.98%	14.67%	14.43%	14.36%	13.89%
Impact from Credit Card Securitizations	(3.40)%	(4.23)%	(3.96)%	(2.88)%	(2.01)%	(2.22)%	(2.08)%	(2.08)%
Average Yield	17.44%	18.37%	18.25%	16.86%	16.68%	16.65%	16.44%	15.97%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	10.49%	11.20%	11.28%	11.00%	12.31%	11.98%	11.64%	11.14%
Impact from Credit Card Securitizations	(3.68)%	(4.26)%	(3.81)%	(3.12)%	(1.99)%	(3.62)%	(3.52)%	(3.19)%
Net Interest Revenue as a % of Avg. Loans	14.17%	15.46%	15.09%	14.12%	14.30%	15.60%	15.16%	14.33%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	5.17%	5.89%	6.39%	7.02%	8.53%	10.18%	10.29%	9.40%
Impact from Credit Card Securitizations	(0.04)%	0.01%	(0.19)%	0.15%	0.66%	0.89%	0.58%	0.84%
Net Credit Losses as a % of Avg. Loans	5.21%	5.88%	6.58%	6.87%	7.87%	9.29%	9.71%	8.56%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	10.08%	9.44%	8.59%	7.56%	7.18%	4.43%	4.30%	4.91%
Impact from Credit Card Securitizations	(13.42)%	(12.40)%	(6.59)%	(9.15)%	(11.34)%	(9.05)%	(7.73)%	(7.29)%
Net Credit Margin as a % of Avg. Loans	23.50%	21.84%	15.18%	16.71%	18.52%	13.48%	12.03%	12.20%

Managed Loans 90+ Days Past Due - as disclosed	$2,196	$2,347	$2,407	$2,669	$3,011	$3,285	$2,971	$3,048
Impact from Credit Card Securitizations	(1,205)	(1,252)	(1,333)	(1,543)	(1,805)	(1,898)	(1,730)	(1,902)
Loans 90+ Days Past Due	$991	$1,095	$1,074	$1,126	$1,206	$1,387	$1,241	$1,146

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.86%	1.96%	2.05%	2.32%	2.76%	2.91%	2.58%	2.64%
Impact from Credit Card Securitizations	(0.24)%	(0.33)%	(0.26)%	(0.15)%	(0.19)%	(0.38)%	(0.22)%	0.04%
Loans 90+ Days Past Due as a % of EOP Loans	2.10%	2.29%	2.31%	2.47%	2.95%	3.29%	2.80%	2.60%

Managed Loans 30-89 Days Past Due - as disclosed	$2,680	$2,808	$2,961	$3,227	$3,437	$3,154	$3,227	$3,139
Impact from Credit Card Securitizations	(1,346)	(1,349)	(1,564)	(1,771)	(1,926)	(1,683)	(1,843)	(1,825)
Loans 30-89 Days Past Due	$1,334	$1,459	$1,397	$1,456	$1,511	$1,471	$1,384	$1,314

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	2.27%	2.35%	2.52%	2.81%	3.15%	2.80%	2.80%	2.71%
Impact from Credit Card Securitizations	(0.56)%	(0.69)%	(0.49)%	(0.39)%	(0.56)%	(0.69)%	(0.32)%	(0.27)%
Loans 30-89 Days Past Due as a % of EOP Loans	2.83%	3.04%	3.01%	3.20%	3.71%	3.49%	3.12%	2.98%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 2 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity.  Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009

For Page 10 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	11.38%	11.09%	11.55%	11.91%	13.09%	12.78%	12.86%	12.26%
Impact from Credit Card Securitizations	0.92%	1.24%	0.76%	1.58%	1.50%	1.69%	1.45%	1.40%
Average Yield	10.46%	9.85%	10.79%	10.33%	11.59%	11.09%	11.41%	10.86%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	7.70%	8.12%	8.64%	9.03%	11.03%	10.51%	10.13%	9.53%
Impact from Credit Card Securitizations	0.65%	1.17%	0.65%	0.24%	0.08%	(4.39)%	(3.98)%	(2.59)%
Net Interest Revenue as a % of Avg. Loans	7.05%	6.95%	7.99%	8.79%	10.95%	14.90%	14.11%	12.12%

Managed Net Credit Losses	$1,001	$1,152	$1,232	$1,386	$1,692	$2,056	$2,077	$1,947
Impact from Credit Card Securitizations	(881)	(1,043)	(1,123)	(1,254)	(1,490)	(1,837)	(1,876)	(1,727)
Net Credit Losses	$120	$109	$109	$132	$202	$219	$201	$220

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	4.79%	5.54%	5.90%	6.68%	8.42%	10.26%	10.15%	9.45%
Impact from Credit Card Securitizations	1.61%	2.03%	2.23%	2.41%	2.60%	2.74%	3.09%	2.68%
Net Credit Losses as a % of Avg. Loans	3.18%	3.51%	3.67%	4.27%	5.82%	7.52%	7.06%	6.77%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	6.88%	5.96%	5.35%	5.22%	4.91%	1.89%	1.92%	2.10%
Impact from Credit Card Securitizations	(28.95)%	(27.76)%	(6.75)%	(18.78)%	(23.86)%	(17.78)%	(14.58)%	(10.66)%
Net Credit Margin as a % of Avg. Loans	35.83%	33.72%	12.10%	24.00%	28.77%	19.67%	16.50%	12.76%

Managed Loans 90+ Days Past Due - as disclosed	$1,379	$1,423	$1,507	$1,806	$2,091	$2,146	$1,971	$2,140
Impact from Credit Card Securitizations	(1,205)	(1,252)	(1,333)	(1,543)	(1,805)	(1,898)	(1,730)	(1,902)
Loans 90+ Days Past Due	$174	$171	$174	$263	$286	$248	$241	$238

Managed Loans 90+ Days Past Due as a% of EOP Managed Loans - as disclosed	1.65%	1.71%	1.80%	2.16%	2.60%	2.62%	2.37%	2.59%
Impact from Credit Card Securitizations	0.30%	0.24%	0.42%	0.32%	0.22%	0.41%	0.43%	0.45%
Loans 90+ Days Past Due as a % of EOP Loans	1.35%	1.47%	1.38%	1.84%	2.38%	2.21%	1.94%	2.14%

Managed Loans 30-89 Days Past Due - as disclosed	$1,518	$1,514	$1,748	$2,048	$2,204	$1,909	$2,084	$2,076
Impact from Credit Card Securitizations	(1,346)	(1,349)	(1,564)	(1,771)	(1,926)	(1,683)	(1,843)	(1,825)
Loans 30-89 Days Past Due	$172	$165	$184	$277	$278	$226	$241	$251

Managed Loans 30-89 Days Past Due as a% of EOP Managed Loans - as disclosed	1.81%	1.82%	2.09%	2.44%	2.74%	2.33%	2.50%	2.51%
Impact from Credit Card Securitizations	0.48%	0.40%	0.63%	0.50%	0.42%	0.31%	0.56%	0.25%
Loans 30-89 Days Past Due as a % of EOP Loans	1.33%	1.42%	1.46%	1.94%	2.32%	2.02%	1.94%	2.26%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 3 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009

For Page 23 - Citi Holdings - Local Consumer Lending (page 2):
North America - Retail Partners Cards Key Indicators

EOP Managed Loans - as disclosed	$66.2	$67.0	$66.5	$66.4	$61.1	$60.4	$58.2	$57.7
Impact from Credit Card Securitizations	39.6	39.3	36.8	36.3	37.7	37.6	36.5	38.8
EOP Loans	$26.6	$27.7	$29.7	$30.1	$23.4	$22.8	$21.7	$18.9

Managed Average Yield - as disclosed	15.97%	15.97%	16.26%	16.26%	17.53%	18.56%	18.54%	18.65%
Impact from Credit Card Securitizations	1.63%	(0.36)%	0.18%	(0.36)%	(0.38)%	(2.58)%	(3.90)%	(2.28)%
Average Yield	14.34%	16.33%	16.08%	16.62%	17.91%	21.14%	22.44%	20.93%

Managed Net Interest Revenue - as disclosed	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271	$2,337	$2,234
Impact from Credit Card Securitizations	1,484	1,357	1,481	1,322	1,393	1,455	1,431	1,420
Net Interest Revenue	$748	$899	$873	$957	$884	$816	$906	$814

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.28%	13.62%	14.04%	13.76%	14.50%	14.96%	15.50%	15.23%
Impact from Credit Card Securitizations	3.12%	1.28%	2.12%	1.29%	1.96%	1.09%	0.29%	1.31%
Net Interest Revenue as a % of Avg. Loans	10.16%	12.34%	11.92%	12.47%	12.54%	13.87%	15.21%	13.92%

Managed Net Credit Losses - as disclosed	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150	$2,004	$1,963
Impact from Credit Card Securitizations	711	725	812	862	1,057	1,278	1,137	1,118
Net Credit Losses	$483	$565	$646	$760	$901	$872	$867	$845

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	7.10%	7.79%	8.70%	9.79%	12.47%	14.16%	13.30%	13.38%
Impact from Credit Card Securitizations	0.54%	0.02%	(0.13)%	(0.12)%	(0.29)%	(0.83)%	(1.28)%	(1.05)%
Net Credit Losses as a % of Avg. Loans	6.56%	7.77%	8.83%	9.91%	12.76%	14.99%	14.58%	14.43%

Managed Net Credit Margin - as disclosed	$1,305	$1,204	$1,118	$937	$507	$90	$362	$427
Impact from Credit Card Securitizations	(73)	38	868	(47)	(90)	210	(186)	(386)
Net Credit Margin	$1,378	$1,166	$250	$984	$597	$(120)	$548	$813

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.76%	7.27%	6.67%	5.66%	3.23%	0.59%	2.40%	2.91%
Impact from Credit Card Securitizations	(10.96)%	(8.74)%	3.25%	(7.17)%	(5.24)%	2.63%	(6.81)%	(10.99)%
Net Credit Margin as a % of Avg. Loans	18.72%	16.01%	3.42%	12.83%	8.47%	(2.04)%	9.21%	13.90%

Managed Loans 90+ Days Past Due - as disclosed	$1,556	$1,609	$1,725	$2,130	$2,289	$2,131	$2,104	$2,177
Impact from Credit Card Securitizations	920	911	915	1,113	1,333	1,214	1,219	1,326
Loans 90+ Days Past Due	$636	$698	$810	$1,017	$956	$917	$885	$851

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.35%	2.40%	2.59%	3.21%	3.75%	3.53%	3.62%	3.77%
Impact from Credit Card Securitizations	(0.04)%	(0.12)%	(0.14)%	(0.17)%	(0.34)%	(0.53)%	(0.46)%	(0.73)%
Loans 90+ Days Past Due as a % of EOP Loans	2.39%	2.52%	2.73%	3.38%	4.09%	4.06%	4.08%	4.50%

Managed Loans 30-89 Days Past Due - as disclosed	$2,065	$2,010	$2,481	$2,739	$2,533	$2,462	$2,607	$2,403
Impact from Credit Card Securitizations	1,137	1,087	1,284	1,396	1,435	1,426	1,524	1,455
Loans 30-89 Days Past Due	$928	$923	$1,197	$1,343	$1,098	$1,036	$1,083	$948

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	3.12%	3.00%	3.73%	4.13%	4.15%	4.08%	4.48%	4.16%
Impact from Credit Card Securitizations	(0.37)%	(0.33)%	(0.30)%	(0.33)%	(0.54)%	(0.46)%	(0.51)%	(0.86)%
Loans 30-89 Days Past Due as a % of EOP Loans	3.49%	3.33%	4.03%	4.46%	4.69%	4.54%	4.99%	5.02%

CITIGROUP NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS - PAGE 4 (In millions of dollars)

Tangible common equity (TCE), as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred tax liabilities. TCE and the TCE Ratio are non-GAAP financial measures.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2008	2008	2008	2008	2009	2009	2009	2009

Tangible Book Value Per Share (page 1):

Total Common Equity	$108,684	$108,981	$98,638	$70,966	$69,688	$78,001	$140,530	$152,388
Less:
Goodwill - as reported	43,471	42,386	39,662	27,132	26,410	25,578	25,423	25,392
Intangible Assets (other than MSRs) - as reported	16,229	15,608	15,118	14,159	13,612	10,098	8,957	8,714

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	—	—	—	—	3,618	3,856	—

Goodwill and Intangible Assets - recorded as Assets Held for Sale	—	—	—	—	—	—	1,377	—
Related Net Deferred Taxes	(3,088)	(1,802)	(1,802)	(1,382)	(1,254)	(1,296)	(1,381)	(68)
Tangible Common Equity	$50,072	$52,789	$45,660	$31,057	$30,920	$40,003	$102,298	$118,214
Common Shares Outstanding, at period end	5,249.8	5,445.4	5,449.5	5,450.1	5,512.8	5,507.7	22,863.9	28,483.30
Tangible Book Value Per Share	$9.92	$9.69	$8.38	$5.70	$5.61	$7.26	$4.47	$4.15

Reclassified to conform to the current period’s presentation.